WORLD CLASS

INSTITUTIONAL

ASSET MANAGEMENT

AT A PERSONAL LEVEL




-------------------------------
 NOT FDIC | May Lose Value
 INSURED  | No Bank Guarantee
-------------------------------


BLACKROCK
CLOSED-END FUNDS

----------------------
  ANNUAL REPORT
----------------------

October 31, 2002



BlackRock Core Bond Trust

BlackRock High Yield Trust

BlackRock Income Opportunity Trust

BlackRock Strategic Bond Trust




                                                                [BLACKROCK LOGO]

                                TABLE OF CONTENTS

Letter to Shareholders ...................................................    1
Portfolio Managers' Report ...............................................    2
Trust Summaries ..........................................................    5
Portfolios of Investments ................................................    9
Financial Statements
   Statements of Assets and Liabilities ..................................   27
   Statements of Operations ..............................................   28
   Statements of Cash Flows ..............................................   29
   Statements of Changes in Net Assets ...................................   30
Financial Highlights .....................................................   32
Notes to Financial Statements ............................................   36
Independent Auditors' Report .............................................   43
Directors/Trustees Information ...........................................   44
Tax Information ..........................................................   46
Dividend Reinvestment Plans ..............................................   46
Investment Summaries .....................................................   47
Additional Information ...................................................   52
Glossary .................................................................   52
Appendix A ...............................................................   54

--------------------------------------------------------------------------------

                        PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

                                                               November 30, 2002

Dear Shareholder:

      We are pleased to report that during the fiscal year, the Trusts continued to provide monthly income, as well as the opportunity to invest in various diversified portfolios of fixed income securities.

      The Trusts are actively managed, which means that the management team is continuously monitoring the fixed income markets and adjusting the portfolios to gain exposure to various issuers, revenue sources and security types. This strategy enables the Trusts to move among different sectors, credits and coupons to capitalize on changing market conditions.

      During the fiscal year, the fixed income markets showed strength as large numbers of individual investors, concerned about the economic environment and substantial volatility in the stock market, pursued opportunities in bonds. For the year ended October 31, 2002, the LEHMAN AGGREGATE INDEX, a broad measure of the fixed income market, had a total return of 5.89%(1). Within the fixed income universe, mortgages and Treasuries were noteworthy performers. For the year ended October 31, 2002, the LEHMAN MORTGAGE INDEX returned 6.30% and the LEHMAN TREASURY INDEX returned 6.28%(2). The corporate market, particularly lower credit securities, did not fare as well on a relative basis amidst several high profile bankruptcies and accounting concerns. For the year ended October 31, 2002, the LEHMAN CREDIT INDEX managed to post a positive return of 4.35% while the LEHMAN HIGH YIELD INDEX lagged, returning -5.49%(3).

      The following table shows the Trusts' yields, closing market prices per share and net asset values ("NAV") per share as of October 31, 2002.

-------------------------------------------------------------------------------------------------
                                                                         MARKET
                    TRUST                                YIELD(4)         PRICE            NAV
-------------------------------------------------------------------------------------------------
 BlackRock Core Bond Trust (BHK)                           8.68%          $13.82         $14.33
-------------------------------------------------------------------------------------------------
 BlackRock High Yield Trust (BHY)                         13.39             8.68           6.13
-------------------------------------------------------------------------------------------------
 BlackRock Income Opportunity Trust (BNA)(5)               7.14            10.50          11.83
-------------------------------------------------------------------------------------------------
 BlackRock Strategic Bond Trust (BHD)                     11.66            12.35          12.63
-------------------------------------------------------------------------------------------------

      BlackRock, Inc. ("BlackRock"), a world leader in asset management, has a proven commitment to fixed income. As of September 30, 2002, BlackRock managed $163 billion in bonds including 16 open-end and 40 closed-end funds. At BlackRock, we are recognized for our emphasis on risk management and proprietary analytics and for our reputation managing money for the world's largest institutional investors. Individual investors in our closed-end and open-end funds benefit from the same investment management skills and resources as the world's largest institutional investors. BlackRock Advisors, Inc., which manages the Trusts, is a wholly owned subsidiary of BlackRock, Inc.

      This report contains a summary of market conditions for the year, a review of the strategy used by your Trusts' managers, the Trusts' audited financial statements and a listing of each of the portfolios' holdings.

      On behalf of BlackRock, we thank you for your continued trust and assure you that we remain committed to excellence in managing your assets.

Sincerely,

/s/ Laurence D. Fink                                 /s/ Ralph L. Schlosstein
--------------------                                 ------------------------
Laurence D. Fink                                     Ralph L. Schlosstein
Chief Executive Officer                              President
BlackRock Advisors, Inc.                             BlackRock Advisors, Inc.

(1) The LEHMAN AGGREGATE INDEX is designed to measure the performance of the U.S. investment grade fixed rate bond market. The index is unmanaged and cannot be purchased directly.

(2) The LEHMAN MORTGAGE INDEX is designed to measure the mortgage-backed pass-through securities of Ginnie Mae ("GNMA"), Fannie Mae ("FNMA") and
    Freddie Mac ("FHLMC"). The LEHMAN TREASURY INDEX is designed to measure long-term public obligations of the U.S. Treasury. The indexes are unmanaged and cannot be purchased directly.

(3) The LEHMAN CREDIT INDEX is designed to measure the performance of investment-grade bonds issued by corporations and non-corporate entities while the LEHMAN HIGH YIELD INDEX is designed to measure the performance of fixed-rate, non-investment-grade bonds. The indexes are unmanaged and cannot be purchased directly.

(4) Yield is based on market price.

(5) In anticipation of the completion of a portfolio restructuring approved by shareholders on July 31, 2002, The BlackRock North American Government Income Trust Inc. changed its name and began trading on the New York Stock Exchange ("NYSE") on August 30, 2002 under the Trust's new name: "The BlackRock Income Opportunity Trust Inc." The Trust will continue to trade under the ticker symbol "BNA" and will remain listed on the NYSE.

                           PORTFOLIO MANAGERS' REPORT

                                                               November 30, 2002

Dear Shareholder:

     We are pleased to present the audited annual report for the following BlackRock closed-end Trusts:

---------------------------------------------------------------------
                                                       PRIMARY
                       TRUST                          EXCHANGE
---------------------------------------------------------------------
  BLACKROCK CORE BOND TRUST (BHK)                       NYSE
---------------------------------------------------------------------
  BLACKROCK HIGH YIELD TRUST (BHY)                      NYSE
---------------------------------------------------------------------
  BLACKROCK INCOME OPPORTUNITY TRUST (BNA)              NYSE
---------------------------------------------------------------------
  BLACKROCK STRATEGIC BOND TRUST (BHD)                  NYSE
---------------------------------------------------------------------

     The annual report reviews the Trusts' market price and NAV performance, summarizes developments in the relevant fixed income markets and discusses recent portfolio management activity for the year ended October 31, 2002.

THE FIXED INCOME MARKETS

     Fixed income markets displayed considerable vigor during the fiscal year. For the year ended October 31, 2002, the LEHMAN AGGREGATE INDEX, a broad measure of the fixed income market, returned 5.89%. The Index returned an even more impressive 8.05% year-to-date, despite giving back some gains in October, when the equity markets posted one of the strongest monthly gains in 15 years.

     Over the period (the Trusts' fiscal year), several high profile corporate credit scandals, ongoing economic weakness, as well as continued geopolitical issues, most notably concerns over the possible war in the Middle East and the ongoing threats of terrorism, weighed on the markets. Accordingly, the bond market priced in various scenarios of potential action by the Federal Reserve (the "Fed"). These expectations ranged from a tightening of up to 175 basis points ("bps") by the end of 2002, to the conviction that the Fed's next move would be yet another easing. Indeed, a week after the conclusion of the fiscal year, the Federal Open Market Committee ("FOMC") elected to further reduce interest rates by 50 bps. In their decision, the FOMC cited the existence of greater uncertainty and geopolitical risks, which are, "currently inhibiting spending, production, and employment".

     Uncertainty and volatility remain the primary themes in the U.S. markets, as the underlying economic data appears inconclusive of either a sustainable market recovery or a "double-dip" scenario. Many fundamental economic factors began the period with optimistic readings, but more recent data point towards an economic recovery that is far from certain. GDP growth began the first quarter of 2002 on a strong note (+5.0%), as inventory rebuilding was a major contributor. However, the barometer of the nation's total output of goods and services has noticeably dropped off since then. GDP growth rose marginally during the third quarter of 2002 and has lagged expectations over the past two quarters. In addition, manufacturing data, as measured by the Institute of Supply Managers Index, indicates that business confidence is weak and the prospects for growth remain sluggish. Consumer confidence, which remained strong through the summer months and reached historical highs, also significantly declined and stood at a nine-year low by the end of the period. The Consumer Confidence measure, which has suffered five consecutive months of declining numbers, suggests concern regarding the strength of the highly leveraged consumer. Job growth advanced from the initial drop-off seen post-September 11th, but remained mostly flat during the year. Jobless claims are also a noticeable source of interest as the unemployment rate peaked at 6% in April and remains at elevated levels. The U.S. trade balance is another topic of concern and the dollar has come under pressure, owing in part to a widening gap in the trade deficit. Some encouraging data has surfaced during the period, most notably in the form of housing starts. Spurred on by historically low interest rates, new residential home building has persevered. Also, the Consumer Price Index has continued to emerge with statistics suggestive of a benign inflationary environment. Although this alleviated the impetus for the Fed to raise interest rates during the period, concern has surfaced surrounding a possible deflationary atmosphere. Indeed, with the conflicting and often negative economic data offered towards the end of the period, the markets had positioned themselves in anticipation of the next move by the FOMC to be their 12th consecutive rate reduction of the current easing cycle.

     The uncertainty in the overall marketplace was evidenced by volatility in the Treasury market over the fiscal year. As we entered the period, the market was positioned for aggressive Federal Reserve easing. Expectations of a prolonged economic slowdown caused the yield curve to reach its steepest level in almost a decade. The market then reversed its expectations amid signs of an improving economy. As a result, Treasury bonds suffered, leading to a drop in prices and a corresponding rise in yields. When the prospects of a near-term economic recovery faded over the second half of the period, Treasuries rallied strongly. Year-to-date, the Treasury market returned 10.05%, as measured by the LEHMAN TREASURY INDEX. Yields of short and intermediate maturities, specifically in the two- to five-year range, have declined faster than those of longer maturity issues due to risk aversion and expectations for short-term rates to fall. However, rates have fallen across the curve in 2002 and the 10-year yield touched 3.5%, a low not seen since the early 1960s.

     The equity market rally in early October pushed yields back up and the 10-year note finished the period just under 4.0%. Over the final month of the fiscal year, volatility continued to remain high in the Treasury market given the apparent willingness of investors to assume more risk. As of October 31, 2002, the 10-year Treasury was yielding 3.89% versus 4.23% a year earlier.

     For the year ended October 31, 2002, the LEHMAN MORTGAGE INDEX returned 6.30% versus 5.89% for the LEHMAN AGGREGATE INDEX. Two historically high levels of mortgage refinancing bound the period. As mortgage refinancing spiked in November 2001, lower coupon mortgages outperformed higher coupons, which were more sensitive to general market instability and high levels of refinancing. As the period progressed, higher coupon mortgages outperformed lower coupons, and 30-year mortgages outperformed 15-years. Lower coupons suffered amidst continued low interest rates, threats of supply and prepayments and rising volatility. In the final month of the period, lower coupons and 15-year mortgages returned to favor as the MBA REFINANCING INDEX again spiked to an all-time high. Mortgages outperformed Treasuries for the fiscal year on a duration-adjusted basis. Strong demand for mortgages has been sparked in part by the steepness of the yield curve and their high credit quality profile, as banks have been reluctant to assume credit risk in the corporate market.

     The corporate sector underperformed the broad market during the period in response to several corporate blowups, volatile equity and Treasury markets and anemic economic indicators. For the fiscal year ended October 31, 2002, the LEHMAN CREDIT INDEX returned 4.35% compared to the 5.89% posted by the LEHMAN AGGREGATE INDEX over the same period. Relative to Treasuries, corporates outperformed over the final months of 2001, on the heels of a rally in the equity markets. However, as investors' hopes for a vibrant marketplace were dashed, corporates lagged Treasuries on a duration-adjusted basis by 480 bps in 2002. Following record gross new issuance of $587 billion in 2001 and sizeable issuance in early 2002, this trend has slowed dramatically despite the ability to finance at historically low interest rates. The primary reasons for the decline in new supply is the lack of liquidity in the market and reduced capital spending by corporations. The effects of these deterrents are underscored by October's issuance, which is running at less than one-third the pace of the average month in 2001. Investors have become intolerant of any negative headlines and valuations of more stable companies are becoming increasingly impacted by concentrated events. Nevertheless, fundamentals remain weak overall as downgrades continue and corporate leverage is historically high. Pricing power also remains an issue and will likely pressure future profits. In the presence of opaque accounting, firms have come under increased scrutiny, which may lead to greater transparency in reporting and ultimately bolster investor confidence.

     Throughout the fiscal year, the high yield market was hampered by a large number of investment grade companies being downgraded to junk status. Year-to-date, more than $80 billion has migrated into the LEHMAN HIGH YIELD INDEX. During the period, these "fallen angels" accounted for approximately one-third of all high yield defaults. For the year ending October 31, 2002, the LEHMAN HIGH YIELD INDEX posted a return of -5.49%.

     The high yield market began the period in line with the prevailing upbeat investor sentiment, which was geared towards a prompt economic rebound. As a result, the high yield sector proved resilient and was the top-performing sector in the fixed income market during the closing months of 2001. High yield continued to realize strong returns throughout the first four months of 2002. However, as consumer confidence waned and pessimism over the likelihood of an economic recovery became more widespread, the high yield sector suffered. Mutual fund flows remain positive for the year, but reversed their trend from the first half of the period and have experienced outflows over the past two quarters. New issuance has been weaker than expected in 2002 and is now well off its pace from last year. New supply, despite showing some signs of revitalization, has primarily suffered this year on weak demand, largely as a result of increased headline risk.

     Amid corporate malfeasance and general market turmoil, investors sought higher quality issues, which performed decidedly better over the period. Year-to-date, diversified manufacturing, consumer products and banking have outperformed relative to Treasuries. Gaming and leisure was another noteworthy sector and, although aerospace has fallen off over the past few months, it was a strong performer through much of the period. The lowest returns in the Index were seen from sectors such as telecommunications, media and airlines. Now that many bankrupt companies have exited the market, fundamentals of the high yield sector are strengthening. The number of defaults rose to over II% in the first half of 2002 and is expected to decline in coming months. Going forward, the high yield sector will look to be supported from rising equity prices during the final month of the fiscal year, as well as improving earnings and healthier mutual fund flows.

THE TRUSTS' PORTFOLIOS AND INVESTMENT STRATEGIES

     BlackRock actively manages the Trusts' portfolio holdings consistent with BlackRock's overall market outlook and the Trusts' respective investment objectives. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trusts to capitalize upon changing market conditions by rotating sectors, credits and coupons.

     During the course of the annual period, BHY reduced its monthly dividend payment. Effective with the dividend payable June 28, 2002, the Trust's new annualized dividend was lowered to $1.1625 from the previously annualized rate of $1.3875.

     Additionally, the Trusts in this report may employ leverage to enhance their income by borrowing at short-term rates and investing the proceeds in longer maturity issues which typically have higher yields. The degree to which the Trusts can benefit from their use of leverage may affect their ability to pay high monthly income.

     The table below summarizes the approximate amount of leverage, as a percentage of managed assets, for each Trust at October 31, 2002.

--------------------------------------------------------------
                        TRUST LEVERAGE
--------------------------------------------------------------
  BLACKROCK CORE BOND TRUST (BHK)                      33%
--------------------------------------------------------------
  BLACKROCK HIGH YIELD TRUST (BHY)                     33
--------------------------------------------------------------
  BLACKROCK INCOME OPPORTUNITY TRUST (BNA)             17
--------------------------------------------------------------
  BLACKROCK STRATEGIC BOND TRUST (BHD)                 30
--------------------------------------------------------------

     We look forward to continuing to manage BlackRock's closed-end funds to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the BlackRock closed-end funds. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                       /s/ Keith T. Anderson
--------------------                       ----------------------
Robert S. Kapito                           Keith T. Anderson
Vice Chairman and Portfolio Manager        Managing Director and Chief
BlackRock Advisors, Inc.                     Investment Officer, Fixed Income
                                           BlackRock Advisors, Inc.



/s/ Dennis Schaney                           /s/ Michael P. Lustig
------------------                           ---------------------
Dennis Schaney                               Michael P. Lustig
Managing Director and Portfolio Manager      Managing Director and Portfolio
BlackRock Advisors, Inc.                       Manager*
                                             BlackRock Advisors, Inc.


* Portfolio manager for BlackRock Core Bond Trust, BlackRock Income Opportunity Trust and BlackRock Strategic Bond Trust only.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK CORE BOND TRUST


                      TRUST INFORMATION
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                  BHK
--------------------------------------------------------------------------------
  Initial Offering Date:                                       November 27, 2001
  Closing Market Price as of 10/31/02:                              $13.82
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/02:                                   $14.33
--------------------------------------------------------------------------------
  Yield on Closing Market Price as of 10/31/02 ($13.82):(1)           8.68%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share:(2)                        $ 0.10
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share:(2)                     $ 1.20
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the Trust's period ended and the high and low market price and NAV since inception date:

                              --------------------------------------------------
                                  10/31/02            HIGH             LOW
--------------------------------------------------------------------------------
  MARKET PRICE                      $13.82           $15.07          $13.00
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)             $14.33           $14.67          $13.78
--------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE          3.89%            5.43%           3.57%
--------------------------------------------------------------------------------

The following chart shows the Trust's credit quality allocations:

-----------------------------------------------------------------------
                        RATING % OF CORPORATES
-----------------------------------------------------------------------
     CREDIT RATING*                                OCTOBER 31, 2002
-----------------------------------------------------------------------
     AAA/Aaa                                            14%
-----------------------------------------------------------------------
     AA/Aa                                               6
-----------------------------------------------------------------------
     A/A                                                20
-----------------------------------------------------------------------
     BBB/Baa                                            18
-----------------------------------------------------------------------
     BB/Ba                                              10
-----------------------------------------------------------------------
     B/B                                                29
-----------------------------------------------------------------------
     CCC/Caa                                             1
-----------------------------------------------------------------------
     NR                                                  2
-----------------------------------------------------------------------

* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Corporate bonds represented approximately 62.1% of net assets on October 31, 2002.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK HIGH YIELD TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BHY
--------------------------------------------------------------------------------
  Initial Offering Date:                                     December 23, 1998
--------------------------------------------------------------------------------
  Closing Market Price as of 10/31/02:                             $8.68
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/02:                                  $6.13
--------------------------------------------------------------------------------
  Yield on Closing Market Price as of 10/31/02 ($8.68):(1)         13.39%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share:(2)                       $0.096875
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share:(2)                    $1.162500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  Distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

                              ------------------------------------------------------------------
                                10/31/02       10/31/01       CHANGE          HIGH         LOW
------------------------------------------------------------------------------------------------
  MARKET PRICE                    $8.68          $9.18        (5.45)%        $11.88       $8.16
------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $6.13          $7.20       (14.86)%        $ 7.88       $6.10
------------------------------------------------------------------------------------------------

The following chart shows the Trust's credit quality allocations:

--------------------------------------------------------------------------------
                             RATING % OF CORPORATES
--------------------------------------------------------------------------------
  CREDIT RATING*                     OCTOBER 31, 2002      OCTOBER 31, 2001
--------------------------------------------------------------------------------
  BBB/Baa                                    4%                   5%
--------------------------------------------------------------------------------
  BB/Ba                                     18                   23
--------------------------------------------------------------------------------
  B/B                                       62                   58
--------------------------------------------------------------------------------
  CCC/Caa                                   10                    9
--------------------------------------------------------------------------------
  CC/Ca                                      3                   --
--------------------------------------------------------------------------------
  C/C                                       --                    2
--------------------------------------------------------------------------------
  Not Rated                                  3                    3
--------------------------------------------------------------------------------

* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Corporate bonds represented approximately 144.5% of net assets on October 31, 2002.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK INCOME OPPORTUNITY TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                 BNA
--------------------------------------------------------------------------------
 Initial Offering Date:                                      December 20, 1991
--------------------------------------------------------------------------------
 Closing Market Price as of 10/31/02:                             $10.50
--------------------------------------------------------------------------------
 Net Asset Value as of 10/31/02:                                  $11.83
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 10/31/02 ($10.50):(1)          7.14%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share:(2)                       $ 0.0625
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share:(2)                    $ 0.7500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  Distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

                                      -------------------------------------------------------------------
                                       10/31/02       10/31/01      CHANGE        HIGH         LOW
---------------------------------------------------------------------------------------------------------
   MARKET PRICE                         $10.50         $10.41        0.86%       $10.96       $ 9.90
---------------------------------------------------------------------------------------------------------
   NET ASSET VALUE (NAV)                $11.83         $11.47        3.14%       $11.95       $10.89
---------------------------------------------------------------------------------------------------------
   CANADIAN CURRENCY EXCHANGE RATE      $ 0.6417       $ 0.6296      1.92%       $ 0.6616     $ 0.6198
---------------------------------------------------------------------------------------------------------
   10-YEAR U.S. TREASURY NOTE             3.89%          4.23%      (8.04)%        5.43%        3.57%
---------------------------------------------------------------------------------------------------------

The following chart shows the Trust's credit quality allocations:

--------------------------------------------------------------------
                           RATING % OF CORPORATES
--------------------------------------------------------------------
 CREDIT RATING*                               OCTOBER 31, 2002**
--------------------------------------------------------------------
 AAA/Aaa                                            14%
--------------------------------------------------------------------
 AA/Aa                                               8
--------------------------------------------------------------------
 A/A                                                21
--------------------------------------------------------------------
 BBB/Baa                                            13
--------------------------------------------------------------------
 BB/Ba                                              24
--------------------------------------------------------------------
 B/B                                                20
--------------------------------------------------------------------

* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Corporate bonds represented approximately 40.9% of net assets on October 31, 2002.

** The BlackRock Income Opportunity Trust changed its investment objectives on
   July 31, 2002, therefore no credit breakdown is available for prior fiscal year.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK STRATEGIC BOND TRUST

                                TRUST INFORMATION
-------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                BHD
-------------------------------------------------------------------------------
 Initial Offering Date:                                     February 26, 2002
-------------------------------------------------------------------------------
 Closing Market Price as of 10/31/02:                            $12.35
-------------------------------------------------------------------------------
 Net Asset Value as of 10/31/02:                                 $12.63
-------------------------------------------------------------------------------
 Yield on Closing Market Price as of 10/31/02 ($12.35)(1):        11.66%
-------------------------------------------------------------------------------
 Current Monthly Distribution per Share(2):                      $ 0.12
-------------------------------------------------------------------------------
 Current Annualized Distribution per Share(2):                   $ 1.44
-------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing share price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the Trust's period ended and the high and low market price and NAV since inception date:

                                   ---------------------------------------------
                                     10/31/02           HIGH            LOW
--------------------------------------------------------------------------------
  MARKET PRICE                        $12.35           $15.01         $11.15
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)               $12.63           $14.42         $12.37
--------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE            3.89%            5.43%          3.57%
--------------------------------------------------------------------------------

The following chart shows the Trust's credit quality allocations:

--------------------------------------------------------------------------------
                           RATING % OF CORPORATES
--------------------------------------------------------------------------------
  CREDIT RATING*                                         OCTOBER 31, 2002
--------------------------------------------------------------------------------
  AAA/Aaa                                                     1%
--------------------------------------------------------------------------------
  AA/Aa                                                       6
--------------------------------------------------------------------------------
  A/A                                                        10
--------------------------------------------------------------------------------
  BBB/Baa                                                    12
--------------------------------------------------------------------------------
  BB/Ba                                                      29
--------------------------------------------------------------------------------
  B/B                                                        41
--------------------------------------------------------------------------------
  Not Rated                                                   1
--------------------------------------------------------------------------------

* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Corporate bonds represented approximately 143.4% of net assets on October 31, 2002.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK CORE BOND TRUST

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--141.2%
                        MORTGAGE PASS-THROUGHS--40.2%
                        Federal Home Loan Mortgage Corp.,
             $   461      7.00%, 9/01/31 .........................................................................  $    481,278
               4,000      5.50%, TBA .............................................................................     4,131,240
              67,000      6.00%, TBA .............................................................................    69,763,750
              59,500      6.50%, TBA .............................................................................    61,694,360
                        Federal National Mortgage Assoc., TBA
               2,000      5.00% ..................................................................................     2,026,880
               7,900      6.00% ..................................................................................     8,125,451
               7,000      6.50% ..................................................................................     7,247,830
               2,000      7.00% ..................................................................................     2,090,000
                                                                                                                    ------------
                                                                                                                     155,560,789
                                                                                                                    ------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--2.1%
                        Federal Home Loan Mortgage Corp.,
              10,167      Series 2471, Class UI, 1/15/26 .........................................................     1,952,989
              33,333      Series 2496, Class ID, 9/15/26 .........................................................     4,854,166
               1,650    Federal National Mortgage Assoc., Series 2001-48, Class Z, 9/25/21 .......................     1,608,945
                                                                                                                    ------------
                                                                                                                       8,416,100
                                                                                                                    ------------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES--8.2%
   AAA         1,375    Banc America Commercial Mortgage, Inc., Series 2002-2, Class A2, 4.772%, 7/11/43 .........     1,412,665
   AAA         2,560    Capco America Securitization Corp., 6.26%, 10/15/30 ......................................     2,837,718
   AAA         3,837    Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2, 7.37%, 6/19/29 ......     4,298,884
   AAA         1,500    DLJ Commercial Mortgage Corp., 6.41%, 2/18/31 ............................................     1,669,900
   AAA         3,500    GMAC Commercial Mortgage Security, Inc., Mortgage Certificate Series 99-C2,
                          Class A2, 6.945%, 9/15/33 ..............................................................     3,985,625
   AAA         1,677    Heller Financial Commercial Mortgage Asset Company, Series 1999-PH1,
                          Class A2, 6.847%, 5/15/31 ..............................................................     1,902,751
                        Morgan Stanley Capital I, Inc., Commercial Mortgage Certificate,
   AAA         1,470      Series 1998-HF2, Class A2, 6.48%, 11/15/30 .............................................     1,646,229
   AAA         2,125      Series 1999-FNV1, Class A2, 6.53%, 3/15/31 .............................................     2,387,273
                        Residential Funding Mortgage Secs. I Inc.,
   AAA         4,782      Series 2001-S29, Class A6, 6.50%, 12/26/31 .............................................       851,513
   AAA         3,685      Series 2002-S6, Class A6, 6.00%, 4/25/17 ...............................................     3,774,822
   AAA         2,669      Series 2002-S6, Class A7, 6.00%, 4/25/17 ...............................................     2,741,913
   AAA         3,500    Salomon Brothers Mortgage Secs. VII, Series 2000-C1, Class A2, 7.52%, 12/18/09 ...........     4,106,550
                                                                                                                    ------------
                                                                                                                      31,615,843
                                                                                                                    ------------
                        U.S. GOVERNMENT AND AGENCY SECURITIES--23.8%
               1,050    Resolution Funding Coupon Strips, Ser. A, Zero Coupon, 7/15/18 - 10/15/18 ................       437,801
               9,950    U.S. Treasury Bond Strips, Zero Coupon, 11/15/21 .........................................     3,521,902
                        U.S. Treasury Bonds,
               6,255      6.00%, 2/15/26 .........................................................................     6,992,840
               5,925      6.75%, 8/15/26 .........................................................................     7,237,032
              12,990      8.00%, 11/15/21 ........................................................................    17,741,482
               4,365      8.125%, 8/15/19 ........................................................................     5,969,443
                 710      8.50%, 2/15/20 .........................................................................     1,004,863
               6,490      9.25%, 2/15/16 .........................................................................     9,513,626
               3,000      10.375%, 11/15/12 ......................................................................     4,020,810
              34,440+   U.S. Treasury Notes, 4.375%, 8/15/12 .....................................................    35,752,853
                                                                                                                    ------------
                                                                                                                      92,192,652
                                                                                                                    ------------
                        CORPORATE BONDS--63.0%
                        AEROSPACE & DEFENSE--1.7%
   B           3,000    BE Aerospace, Inc., Sr. Sub. Note, 8.00%, 3/01/08 ........................................     1,950,000
                        Lockheed Martin Corp.,
   BBB         1,485      7.20%, 5/01/36 .........................................................................     1,703,370
   BBB         1,000      7.25%, 5/15/06 .........................................................................     1,121,128

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        CORPORATE BONDS--(CONT'D)
                        AEROSPACE & DEFENSE--(CONT'D)
                        Northrop Grumman Corp.,
   BBB-       $  380      7.125%, 2/15/11 ........................................................................  $    424,911
   BBB-          250      7.75%, 2/15/31 .........................................................................       284,641
   BBB-        1,000    Raytheon Co., 6.55%, 3/15/10 .............................................................     1,020,350
                                                                                                                    ------------
                                                                                                                       6,504,400
                                                                                                                    ------------
                        AIRLINES--0.1%
   AA-           655    Continental Airlines, Inc., Pass-Through Certificate Series 1999-1,
                          Class A, 6.545%, 8/02/20 ...............................................................       510,663
                                                                                                                    ------------
                        AUTOMOTIVE--1.6%
   B1          3,000    Collins & Aikman Prod. Co., Sr. Note, 10.75%, 12/31/11 ...................................     2,730,000
   B           2,000    CSK Auto, Inc., Sr. Note, 12.00%, 6/15/06 ................................................     2,100,000
   B3          3,000    Delco Remy International, Inc., Sr. Sub. Note, 11.00%, 5/01/09 ...........................     1,500,000
                                                                                                                    ------------
                                                                                                                       6,330,000
                                                                                                                    ------------
                        BEVERAGE & TOBACCO--0.7%
   B           3,000    National Wine & Spirits, Inc., Sr. Note, 10.125%, 1/15/09 ................................     2,850,000
                                                                                                                    ------------
                        CHEMICALS--3.1%
   B-          3,000    Avecia Group PLC (United Kingdom), 11.00%, 7/01/09+++ ....................................     2,490,000
                        Dow Chemical Co.,
   A             300      5.75%, 12/15/08 ........................................................................       301,235
   A           1,650      5.97%, 1/15/09 .........................................................................     1,671,986
   A             590      6.00%, 10/01/12 ........................................................................       581,970
   BB          4,000    Lyondell Chemical Co., Sr. Secured Note, 9.875%, 5/01/07 .................................     3,830,000
   B           3,000    Resolution Performance Products, Inc., Sr. Sub. Note, 13.50%, 11/15/10 ...................     3,225,000
                                                                                                                    ------------
                                                                                                                      12,100,191
                                                                                                                    ------------
                        CLOTHING & TEXTILES--0.7%
   BB-         3,000    Levi Strauss & Co., 6.80%, 11/01/03 ......................................................     2,887,500
                                                                                                                    ------------
                        COMMERCIAL SERVICES--0.4%
   B+          2,000    United Rentals, Inc., Ser. B, 9.25%, 1/15/09 .............................................     1,400,000
                                                                                                                    ------------
                        CONGLOMERATES--0.7%
   A             225    Honeywell International, Inc., 6.875%, 10/03/05 ..........................................       243,665
                        Tyco International Group SA (Luxembourg),
   BBB-          230      5.80%, 8/01/06 .........................................................................       198,950
   BBB-        1,604      6.375%, 6/15/05 - 2/15/06 ..............................................................     1,419,540
   BBB-          895      6.75%, 2/15/11 .........................................................................       747,325
                                                                                                                    ------------
                                                                                                                       2,609,480
                                                                                                                    ------------
                        COSMETICS & TOILETRIES--0.8%
   B           3,000    Elizabeth Arden, Inc., Sr. Secured Note, Ser. B, 11.75%, 2/01/11 .........................     2,970,000
                                                                                                                    ------------
                        ELECTRONICS--0.3%
   CCC-        2,500    Knowles Electronics Holdings, Inc., Sr. Sub. Note, 13.125%, 10/15/09 .....................     1,250,000
                                                                                                                    ------------
                        ENTERTAINMENT--1.1%
   B1          4,000    Alliance Atlantis Communications, Inc., Sr. Sub. Note (Canada), 13.00%, 12/15/09+++ ......     4,200,000
                                                                                                                    ------------
                        ENVIRONMENTAL CONTROL--1.2%
   B+          5,000    Allied Waste North America, Inc., Ser. B, 10.00%, 8/01/09 ................................     4,762,500
                                                                                                                    ------------
                        FARMING & AGRICULTURE--0.1%
   AA-           500    Pharmacia Corp., Debenture, 6.50%, 12/01/18 ..............................................       531,661
                                                                                                                    ------------
                        FINANCE & BANKING--4.5%
   Aa3         1,850    Barclays Bank PLC (United Kingdom), 8.55%, 09/29/49**/+++ ................................     2,221,850
   A             355    Bear, Stearns & Co. Inc., 6.50%, 5/01/06 .................................................       386,764
                        Citigroup, Inc.,
   Aa2           650      Global Sub. Note, 6.625%, 6/15/32 ......................................................       655,841
                          Sub. Note,
   Aa1         1,060        5.75%, 5/10/06 .......................................................................     1,142,266
   Aa2         4,220+       7.25%, 10/01/10 ......................................................................     4,728,967

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        FINANCE & BANKING--(CONT'D)
                        Credit Suisse First Boston USA, Inc.,
   AA-        $  130      5.75%, 4/15/07 .........................................................................    $  136,683
   AA-         1,220      7.125%, 7/15/32 ........................................................................     1,196,820
   A1            325    First Chicago Corp., Sub. Note, 6.375%, 1/30/09 ..........................................       348,400
   A2            760    First Union Corp., Sub. Note, 6.30%, 4/15/08 .............................................       824,600
   A+            320    JP Morgan Chase & Co., 5.25%, 5/30/07 ....................................................       335,700
                        KFW International Finance, Inc. (Germany),+++
   AAA         1,425      5.25%, 6/28/06 .........................................................................     1,533,656
   AAA         1,200      Guaranteed Global Note, 4.75%, 1/24/07 .................................................     1,282,606
   A             810    Lehman Brothers Holdings, Inc., 6.25%, 5/15/06                                                   874,469
                        Morgan Stanley Dean Witter,
   Aa3           605      5.80%, 4/01/07 .........................................................................       631,583
   Aa3           435      6.75%, 4/15/11 .........................................................................       475,665
   Aa3           820    United States Bancorp, Sr. Note, 3.95%, 8/23/07 ..........................................       834,190
                                                                                                                    ------------
                                                                                                                      17,610,060
                                                                                                                    ------------
                        FINANCIAL INTERMEDIARIES--10.8%
                        Federal Home Loan Mortgage Corp.,
               1,900      4.75%, 10/11/12 ........................................................................     1,866,617
               3,700      4.875%, 3/15/07 ........................................................................     3,973,467
                 360      5.875%, 3/21/11 ........................................................................       389,264
               1,070      6.25%, 7/15/32 .........................................................................     1,156,959
              10,090      6.875%, 9/15/10 ........................................................................    11,902,466
               3,515      7.00%, 3/15/10 .........................................................................     4,180,390
                        Federal National Mortgage Assoc.,
               3,795      4.375%, 9/15/12 ........................................................................     3,733,407
               1,425      4.75%, 6/18/07 .........................................................................     1,472,281
               1,145      5.00%, 1/15/07 .........................................................................     1,234,436
                        Ford Motor Credit Co.,
   A3             90      6.875%, 2/01/06 ........................................................................        83,608
   A3          2,685      7.25%, 10/25/11 ........................................................................     2,335,950
   A3          1,015      7.375%, 2/01/11 ........................................................................       903,380
   A3          1,365      7.875%, 6/15/10 ........................................................................     1,238,795
                        General Electric Capital Corp.,
   AAA           275      6.00%, 6/15/12 .........................................................................       292,111
   AAA           890      6.125%, 2/22/11 ........................................................................       948,596
   AAA         1,400      6.75%, 3/15/32 .........................................................................     1,459,276
   AAA           205      7.375%, 1/19/10 ........................................................................       234,170
                        General Motors Acceptance Corp.,
   A2            540      6.75%, 1/15/06 .........................................................................       536,942
   A2            510      7.25%, 3/02/11 .........................................................................       477,863
   A2          2,160      8.00%, 11/01/31 ........................................................................     1,917,184
   A-          1,760    Sears Roebuck Acceptance Corp., 7.00%, 6/01/32 ...........................................     1,460,800
                                                                                                                    ------------
                                                                                                                      41,797,962
                                                                                                                    ------------
                        FOOD & DRUG--1.7%
   BB-         2,000    Fleming Co., Inc., 10.125%, 4/01/08 ......................................................     1,680,000
                        General Mills, Inc.,
   BBB+          510      5.125%, 2/15/07 ........................................................................       534,542
   BBB+          640      6.00%, 2/15/12 .........................................................................       683,200
                        Kellogg Co.,
   BBB           625      6.00%, 4/01/06 .........................................................................       676,665
   BBB           550      6.60%, 4/01/11 .........................................................................       614,631
                        Kraft Foods, Inc.,
   A2            400      5.25%, 6/01/07 .........................................................................       429,479
   A2            705      5.625%, 11/01/11 .......................................................................       744,891
   B-          1,000    Pantry, Inc., 10.25%, 10/15/07 ...........................................................       840,000
   BBB           260    Safeway, Inc., 5.80%, 8/15/12 ............................................................       271,133
                                                                                                                    ------------
                                                                                                                       6,474,541
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        FOREST PRODUCTS--2.0%
   B-        $ 1,000    Ainsworth Lumber Co. Ltd., Sr. Note (Canada), 12.50%, 7/15/07+++ .........................  $  1,025,000
   Ba2         3,425    Caraustar Industries, Inc., 9.875%, 4/01/11 ..............................................     3,510,625
                        Weyerhaeuser Co.,
   BBB           575      5.95%, 11/01/08 ........................................................................       596,059
   BBB           160      6.00%, 8/01/06 .........................................................................       166,880
   BBB           400      6.125%, 3/15/07 ........................................................................       420,960
   BBB         1,805      Debenture, 7.375%, 3/15/32 .............................................................     1,824,742
                                                                                                                    ------------
                                                                                                                       7,544,266
                                                                                                                    ------------
                        HEALTHCARE--2.4%
   B3          3,000    Hanger Orthopedic Group, Sr. Sub. Note, 11.25%, 6/15/09 ..................................     3,135,000
   B           3,500    Physician Sales & Service, Inc., Sr. Sub. Note, 8.50%, 10/01/07 ..........................     3,430,000
   B-          2,000    United Surgical Partners Int'l., Inc., 10.00%, 12/15/11 ..................................     2,010,000
   A-            525    Wellpoint Health Networks, Inc., 6.375%, 6/15/06 .........................................       569,485
                                                                                                                    ------------
                                                                                                                       9,144,485
                                                                                                                    ------------
                        HOME BUILDERS--0.8%
   BB-         3,000    Hovnanian Enterprises, Inc., 10.50%, 10/01/07 ............................................     3,150,000
                                                                                                                    ------------
                        HOTELS & CASINOS--1.2%
   B+          1,000    Circus & Eldorado Joint Venture, 1st Mortgage Note, 10.125%, 3/01/12 .....................       975,000
   BB-         3,000    HMH Properties, Inc., Sr. Note, 7.875%, 8/01/05 ..........................................     2,940,000
   B           1,000    Resorts International Hotel & Casino, 1st Mortgage Note, 11.50%, 3/15/09 .................       810,000
                                                                                                                    ------------
                                                                                                                       4,725,000
                                                                                                                    ------------
                        HOUSEHOLD PRODUCTS--0.8%
   BB+         3,000    American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/08 .................................     3,240,000
                                                                                                                    ------------
                        INDUSTRIAL EQUIPMENT--0.6%
   B           3,000    Terex Corp., 9.25%, 7/15/11 ..............................................................     2,550,000
                                                                                                                    ------------
                        INDUSTRIALS--0.7%
   B           3,000    Dresser, Inc., 9.375%, 4/15/11 ...........................................................     2,835,000
                                                                                                                    ------------
                        INSURANCE--0.4%
   A             300    Metlife, Inc., Sr. Note, 6.125%, 12/01/11 ................................................       317,202
   A+          1,000    Prudential Funding LLC, 6.60%, 5/15/08 ...................................................     1,087,779
                                                                                                                    ------------
                                                                                                                       1,404,981
                                                                                                                    ------------
                        LEISURE--0.8%
   BB+         3,000    Royal Caribbean Cruises Ltd., Sr. Note (Liberia), 8.125%, 7/28/04+++ .....................     2,925,000
                                                                                                                    ------------
                        MEDIA--2.0%
                        AOL Time Warner, Inc.,
   BBB+          565      5.625%, 5/01/05 ........................................................................       553,700
   BBB+          100      6.125%, 4/15/06 ........................................................................        99,500
   BBB+          705      7.625%, 4/15/31 ........................................................................       641,550
   BBB+           90      7.70%, 5/01/32 .........................................................................        82,359
   BBB+          680      9.125%, 1/15/13 ........................................................................       715,700
   B2          4,000    Charter Communications Holdings LLC, Sr. Note, 10.75%, 10/01/09 ..........................     1,800,000
   BBB         1,050    Comcast Cable Communications, Inc., Sr. Note, 6.875%, 6/15/09 ............................     1,010,625
                        Time Warner, Inc.,
   BBB+        1,000      6.875%, 6/15/18 ........................................................................       902,500
   BBB+          120      6.95%, 1/15/28 .........................................................................        99,787
   BBB+        1,605      7.57%, 2/01/24 .........................................................................     1,460,550
   BBB+          360    Turner Broadcasting Systems, Inc., Sr. Note, 8.375%, 7/01/13 .............................       340,643
                                                                                                                    ------------
                                                                                                                       7,706,914
                                                                                                                    ------------
                        OIL & GAS--5.6%
                        Amerada Hess Corp.,
   BBB         1,475      5.90%, 8/15/06 .........................................................................     1,575,464
   BBB           625      7.125%, 3/15/33 ........................................................................       661,375
   BBB+          765    Anadarko Petroleum Corp., 5.375%, 3/01/07 ................................................       809,702
   B2          3,500    Baytex Energy Ltd. (Canada), 10.50%, 2/15/11+++ ..........................................     3,640,000
   BBB            85    Coastal Corp., 7.75%, 6/15/10 ............................................................        57,800
   BB          1,000    Compagnie Generale De Geophysique, Sr. Note (France), 10.625%, 11/15/07+++ ...............       870,000
                        Conoco Funding Co.,
   A-          1,685      5.45%, 10/15/06 ........................................................................     1,804,478
   A-            990      6.35%, 10/15/11 ........................................................................     1,088,534
   A-            915    Conoco, Inc., Sr. Note, 6.95%, 4/15/29 ...................................................       996,697
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        OIL & GAS--(CONT'D)
   A-         $  950    Conocophillips, 5.90%, 10/15/32** ........................................................  $    900,647
   B           2,000    Denbury Resources, Inc., 9.00%, 3/01/08 ..................................................     2,000,000
   BBB         1,640    Devon Energy, Corp., Sr. Debenture, 7.95%, 4/15/32 .......................................     1,902,400
   BBB           140    Devon Financing Corp. ULC, Debenture, 7.875%, 9/30/31 ....................................       162,400
                        El Paso Corp., Sr. Note,
   BBB           530      6.75%, 5/15/09 .........................................................................       323,300
   BBB           210      7.75%, 1/15/32 .........................................................................       123,900
   BBB           105      7.80%, 8/01/31 .........................................................................        53,550
                        El Paso Natural Gas Company,
   BBB+          560      8.375%, 6/15/32** ......................................................................       481,600
   BBB+          205      Debenture, 7.50%, 11/15/26 .............................................................       168,100
   BBB+          580    Kinder Morgan Energy Partners, 7.75%, 3/15/32 ............................................       607,260
   BBB+          620    Kinder Morgan Energy Partners LP, 7.30%, 8/15/33** .......................................       618,748
   BBB           930    Kinder Morgan, Inc., Sr. Debenture, 7.25%, 3/01/28 .......................................       873,233
   B+            910    Newpark Resources, Inc., Ser. B, 8.625%, 12/15/07 ........................................       846,300
   BBB           360    Occidental Petroleum Corp., Sr. Deb., 7.20%, 4/01/28 .....................................       394,344
   A             500    Texas Eastern Transmission Corp., Sr. Note, 7.00%, 7/15/32 ...............................       493,500
                                                                                                                    ------------
                                                                                                                      21,453,332
                                                                                                                    ------------
                        OTHER--5.7%
   A3         21,000    Morgan Stanley, TRACERS, 5.894%, 3/01/07**/++ ............................................    21,910,560
                                                                                                                    ------------
                        REAL ESTATE INVESTMENT TRUST--0.7%
   BBB+          775    Avalonbay Communities, Inc., 8.25%, 7/15/08 ..............................................       891,546
   BBB+          740    EOP Operating LP, Sr. Note, 7.00%, 7/15/11 ...............................................       783,875
   BBB+          825    ERP Operating LP, 6.95%, 3/02/11 .........................................................       872,408
                                                                                                                    ------------
                                                                                                                       2,547,829
                                                                                                                    ------------
                        RETAIL--0.5%
   B+          2,000    Sonic Automotive, Inc., Ser. D, 11.00%, 8/01/08 ..........................................     2,060,000
                                                                                                                    ------------
                        SOVEREIGN & PROVINCIAL--1.2%
   Baa2        2,390    Mexico Government Int'l. Bond (Mexico), 8.375%, 1/14/11+++ ...............................     2,593,150
   Baa1        1,650    Petroleos Mexicanos (Mexico), 9.375%, 12/02/08+++ ........................................     1,823,662
                                                                                                                    ------------
                                                                                                                       4,416,812
                                                                                                                    ------------
                        TELECOMMUNICATIONS--4.7%
                        AT&T Corp.,
   BBB+          525      6.00%, 3/15/09 .........................................................................       488,250
   BBB+        1,320      Sr. Note, 8.00%, 11/15/31 ..............................................................     1,234,200
                        Citizens Communications Co., Sr. Note,
   BBB           450      7.625%, 8/15/08 ........................................................................       441,000
   BBB           120      9.00%, 8/15/31 .........................................................................       114,000
   NR          4,000    EchoStar Broadband Corp., Sr. Note, 10.375%, 10/01/07 ....................................     4,110,000
   B1          1,170    Filtronic PLC (United Kingdom), Sr. Note, 10.00%, 12/01/05+++ ............................       965,250
                        Nextel Communications, Sr. Note,
   B           2,000      9.375%, 11/15/09 .......................................................................     1,680,000
   B           3,000      9.50%, 2/01/11 .........................................................................     2,527,500
   CCC+          640    Qwest Capital Funding, Inc., 7.00%, 8/03/09 ..............................................       294,400
   B-          3,000    Rural Cellular Corp., Subordinated Note, 9.625%, 5/15/08 .................................     1,290,000
                        SBC Communications, Inc.,
   AA-           660      5.875%, 8/15/12 ........................................................................       698,240
   AA-           330      Global Note, 6.25%, 3/15/11 ............................................................       351,605
                        Verizon Global Funding Corp.,
   A+            400      6.125%, 6/15/07 ........................................................................       424,176
   A+          1,185      7.25%, 12/01/10 ........................................................................     1,270,082
   A+            450      7.375%, 9/01/12 ........................................................................       465,750
   A+            230      7.75%, 6/15/32 .........................................................................       241,684
   Aa2           790    Verizon Pennsylvania, Inc., Ser. A, 5.65%, 11/15/11 ......................................       759,723
   A             710    Vodafone Airtouch PLC (United Kingdom), 7.75%, 2/15/10+++ ................................       806,639
                                                                                                                    ------------
                                                                                                                      18,162,499
                                                                                                                    ------------
                        TRANSPORTATION--1.1%
   BBB+          400    Burlington Northern Santa Fe, 5.90%, 7/01/12 .............................................       417,000
   BBB+        1,410    Canadian National Railway Co. (Canada), 6.90%, 7/15/28+++ ................................     1,531,833
   Baa1          375    Norfolk Southern Corp., 7.05%, 5/01/37 ...................................................       400,254
   B           2,000    Pacer International, Inc., Ser. B, 11.75%, 6/01/07 .......................................     2,000,000
                                                                                                                    ------------
                                                                                                                       4,349,087
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        UTILITIES--2.3%
   B+        $ 2,000    AES Corp., Sr. Note, 8.75%, 12/15/02 .....................................................   $ 1,810,000
                        DTE Energy Co., Sr. Note,
   BBB           250      6.00%, 6/01/04 .........................................................................       250,000
   BBB         1,050      6.45%, 6/01/06 .........................................................................     1,126,166
   B+          1,000    Calpine Canada Energy Finance ULC (Canada), Sr. Note, 8.50%, 5/01/08+++ ..................       320,000
   BBB+          270    Dominion Resources, Inc., Sr. Note, 5.70%, 9/17/12 .......................................       265,845
   BBB+          805    Exelon Corp., Sr. Note, 6.75%, 5/01/11 ...................................................       852,290
   Baa2        1,400    FirstEnergy Corp., 7.375%, 11/15/31 ......................................................     1,217,134
                        Oncor Electric Delivery Company,
   Baa1          290      Debenture, 7.00%, 9/01/22** ............................................................       243,600
   A3            260      Sr. Secured Note, 6.375%, 5/01/12** ....................................................       250,905
                        Progress Energy, Inc., Sr. Note,
   Baa1          110      5.85%, 10/30/08 ........................................................................       114,400
   Baa1        1,520      6.75%, 3/01/06 .........................................................................     1,612,813
   Baa1          110      6.85%, 4/15/12 .........................................................................       108,023
   A3            725    Virginia Electric & Power Company, Sr. Note, 5.75%, 3/31/06 ..............................       765,234
                                                                                                                    ------------
                                                                                                                       8,936,410
                                                                                                                    ------------
                        Total Corporate Bonds ....................................................................   243,851,133
                                                                                                                    ------------
                        FOREIGN BONDS--3.9%@
   Aaa         9,563    Bundesobligation (Germany), 4.50%, 8/17/07 ...............................................     9,734,145
   Aaa        43,695    Kingdom of Sweden (Sweden), 8.00%, 8/15/07 ...............................................     5,436,723
                                                                                                                    ------------
                                                                                                                      15,170,868
                                                                                                                    ------------
                        Total Long-Term Investments--141.2% (cost $545,369,199) ..................................   546,807,385
                                                                                                                    ------------
                        SHORT-TERM INVESTMENTS--5.6%
                        DISCOUNT NOTES--5.6%
              21,700    Federal Home Loan Bank, 1.65%, 11/01/02 (cost $21,700,000) ...............................    21,700,000
                                                                                                                    ------------
                        Total Investments before outstanding options written--146.8% (cost $566,688,782) .........   568,507,385
                                                                                                                    ------------
              CONTRACTS
              ---------
                        OUTSTANDING OPTIONS WRITTEN--(0.1)%
                        CALL OPTIONS--(0.1)%
                  69    U.S. Treasury Note, 10 Year Futures, Expires 11/23/02 @ $110 .............................      (329,906)
                                                                                                                    ------------

                        PUT OPTIONS-(0.0)%
                  69    U.S. Treasury Note, 10 Year Futures, Expires 11/23/02 @ $110 .............................        (4,313)
                                                                                                                    ------------
                        TOTAL OUTSTANDING OPTIONS WRITTEN (PREMIUM RECEIVED $199,639) ............................      (334,219)
                                                                                                                    ------------
                        TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS WRITTEN--146.7% .............................   568,173,166
                        OTHER LIABILITIES IN EXCESS OF OTHER ASSETS (46.7)% ......................................  (180,935,104)
                                                                                                                    ------------
                        NET ASSETS--100% .........................................................................  $387,238,062
                                                                                                                    ============

------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security  is  not  registered   under  the  Securities  Act of  1933.  These
    securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 6.9% of its net assets with a current market value of $26,627,910 in securities restricted as to resale.

  + Entire or partial  principal  amount  pledged   as  collateral  for  reverse
    repurchase agreements or financial futures contracts.

 ++ TRACER - Traded Custody Receipt

+++ Parenthetical disclosure of a foreign country in the security description represents the country of a foreign issuer.

  @ Principal amount is stated in local currency.

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK HIGH YIELD TRUST

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--144.5%
                        CORPORATE BONDS--144.5%
                        AEROSPACE & DEFENSE--1.2%
   NR        $ 1,500+   Condor Systems, Inc., Sr. Sub. Note, 11.88%, 5/01/09 .....................................  $    450,000
                                                                                                                    ------------
                        AIRLINES--3.2%
                        Amtran, Inc., Sr. Notes,
   CCC         2,000      9.63%, 12/15/05 ........................................................................       800,000
   CCC         1,000      10.50%, 8/01/04 ........................................................................       450,000
                                                                                                                    ------------
                                                                                                                       1,250,000
                                                                                                                    ------------
                        AUTOMOTIVE--4.0%
   B           1,000    CSK Auto Inc., Sr. Note, 12.00%, 6/15/06** ...............................................     1,050,000
   B3          1,000    Delco Remy International, Inc., Sr. Sub. Note, 11.00%, 5/01/09 ...........................       500,000
                                                                                                                    ------------
                                                                                                                       1,550,000
                                                                                                                    ------------
                        BUILDING & DEVELOPMENT--2.6%
   C             500    Encompass Services Corporation, Sr. Sub. Note, 10.50%, 5/01/09 ...........................        65,000
   B2          1,000    MMI Products Inc., Sr. Sub. Note, Ser. B, 11.25%, 4/15/07 ................................       965,000
                                                                                                                    ------------
                                                                                                                       1,030,000
                                                                                                                    ------------
                        CHEMICALS--7.0%
   B-            250    Avecia Group PLC (United Kingdom), 11.00%, 7/01/09+++ ....................................       207,500
   Ba2         1,000    Hercules Inc., Sr. Note, 11.13%, 11/15/07** ..............................................     1,095,000
   B+          1,500    Lyondell Chemical Co., Sr. Secured Note, 10.88%, 5/01/09 .................................     1,170,000
   CCC         1,750    Mississippi Chemical Corp., Sr. Note, 7.25%, 11/15/17 ....................................       262,500
                                                                                                                    ------------
                                                                                                                       2,735,000
                                                                                                                    ------------
                        CLOTHING & TEXTILES--5.1%
   BB-         1,000    Levi Strauss & Co., Sr. Note, 11.63%, 1/15/08 ............................................       970,000
   B-          1,000    St. John Knits International, Inc., Sr. Sub. Note, 12.50%, 7/01/09 .......................     1,025,000
                                                                                                                    ------------
                                                                                                                       1,995,000
                                                                                                                    ------------
                        CONTAINERS & GLASS--4.0%
   B2          1,000    Radnor Holdings Inc., Sr. Note, 10.00%, 12/01/03 .........................................       900,000
   CCC+        1,500    United States Can Corp., Sr. Sub. Note, 12.38%, 10/01/10 .................................       675,000
                                                                                                                    ------------
                                                                                                                       1,575,000
                                                                                                                    ------------
                        COSMETICS & TOILETRIES--9.0%
   B           2,000    Elizabeth Arden, Inc., Sr. Sec. Note, Ser. B, 11.75%, 2/01/11 ............................     1,980,000
   B-          1,000    Revlon Consumer Products Corp., Sr. Secured Note, 12.00%, 12/01/05** .....................       900,000
   CCC         2,000    Revlon Consumer Products Corp., Sr. Sub. Note, 8.63%, 2/01/08 ............................       640,000
                                                                                                                    ------------
                                                                                                                       3,520,000
                                                                                                                    ------------
                        ELECTRONICS--8.4%
   B1          1,788    Asat Finance LLC, 12.50%, 11/01/06 .......................................................     1,161,940
   B3          1,000    Communications & Power Industry Inc., Sr. Sub. Note, 12.00%, 8/01/05 .....................       850,000
   Caa2        2,500    Knowles Electronics Holdings Inc., Sr. Sub. Note, 13.13%, 10/15/09 .......................     1,250,000
                                                                                                                    ------------
                                                                                                                       3,261,940
                                                                                                                    ------------
                        ENTERTAINMENT--8.1%
   B1          3,000    Alliance Atlantis Communications, Inc., Sr. Sub. Note (Canada), 13.00%, 12/15/09+++ ......     3,150,000
                                                                                                                    ------------
                        ENVIRONMENTAL CONTROL--2.5%
   B+          1,000    Allied Waste North America, Inc., Ser. B, 10.00%, 8/01/09 ................................       952,500
                                                                                                                    ------------
                        FINANCIAL INTERMEDIARIES--15.5%
   Ba2         1,000    Capital Guardian High Yield CBO, Ltd., Sr. Note, Ser 1-A, Class D-2, 11.45%, 5/24/13** ...       740,312
   Ba3         2,500    First Dominion Funding II, Ser. 1-A, Class D-1, 11.61%, 4/25/14** ........................     2,187,500
   CCC+        1,000    Madison River Capital Corp., Sr. Note, 13.25%, 3/01/10 ...................................       500,000
   B           1,000    Penhall International Corp., Sr. Note, 12.00%, 8/01/06 ...................................       600,000
   Baa3        2,000    Zais Investment Grade Ltd., Note, Class C, 9.95%, 9/23/14** ..............................     2,000,000
                                                                                                                    ------------
                                                                                                                       6,027,812
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        FOOD & DRUG--9.5%
   NR         $  500+   AmeriServe Food Distributions Inc., Sr. Sub. Note, 12.00%, 9/15/06** .....................  $     25,000
   B+          1,000    Fleming Co., Inc., 10.125%, 4/01/08 ......................................................       840,000
   B-          1,100    Pantry, Inc., Sr. Sub. Note, 10.25%, 10/15/07 ............................................       924,000
   B+          1,000    Sbarro, Inc., Sr. Note, 11.00%, 9/15/09 ..................................................       890,000
   Ba2         1,860    SC International Services Inc., Sr. Sub. Note, Series B, 9.25%, 9/01/07 ..................     1,023,000
                                                                                                                    ------------
                                                                                                                       3,702,000
                                                                                                                    ------------
                        FOREST PRODUCTS--7.5%
   B-          1,500    Ainsworth Lumber Co., Sr. Note (Canada), 12.50%, 7/15/07+++ ..............................     1,537,500
   Ca          1,000    Doman Industries Ltd., Sr. Note (Canada), 8.75%, 3/15/04+++ ..............................       240,000
   B+          1,200    FiberMark, Inc., Sr. Note, 10.75%, 4/15/11 ...............................................     1,141,500
                                                                                                                    ------------
                                                                                                                       2,919,000
                                                                                                                    ------------
                        HEALTHCARE--8.4%
   B-          1,500    Concentra Operating Corp., Sr. Sub. Note, Ser. A, 13.00%, 8/15/09 ........................     1,470,000
   B+          2,000    HealthSouth Corp., Sr. Sub. Note, 10.75%, 10/01/08 .......................................     1,510,000
   B3            476    National Vision Inc., Sr. Note, 12.00%, 3/30/09 ..........................................       309,346
                                                                                                                    ------------
                                                                                                                       3,289,346
                                                                                                                    ------------
                        HOLDING COMPANIES--0.0%
   NR          1,200+   Nebco Evans Holding Co., Sr. Sub. Note, 12.375%, 7/15/07 .................................             0
                                                                                                                    ------------
                        HOME BUILDERS--6.6%
   Ba1         1,450    D.R. Horton, Inc., Sr. Note, 10.50%, 4/01/05 .............................................     1,508,000
   BB-         1,000    K. Hovnanian Enterprises, Inc., Sr. Note, 10.50%, 10/01/07 ...............................     1,050,000
                                                                                                                    ------------
                                                                                                                       2,558,000
                                                                                                                    ------------
                        HOME FURNISHING--7.2%
   Ca          1,000+   Mattress Discounters Corp., Sr. Note, 12.63%, 7/15/07 ....................................       180,000
   B-          1,760    O'Sullivan Industries Inc., Sr. Sub Note, 13.38%, 10/15/09 ...............................     1,707,200
   B           1,000    Salton, Inc., Sr. Sub. Note, 12.25%, 4/15/08 .............................................       900,000
                                                                                                                    ------------
                                                                                                                       2,787,200
                                                                                                                    ------------
                        HOUSEHOLD PRODUCTS--2.8%
   BB+         1,000    American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/08 .................................     1,080,000
                                                                                                                    ------------
                        INDUSTRIAL EQUIPMENT--3.2%
   Caa3        2,000    National Equipment Services, Inc., Sr. Sub. Note, Ser. D, 10.00%, 11/30/04 ...............       920,000
   CCC-        1,000    Precision Partners, Inc., Sr. Sub. Note, 12.00%, 3/15/09 .................................       330,000
                                                                                                                    ------------
                                                                                                                       1,250,000
                                                                                                                    ------------
                        MEDIA--2.3%
                        Charter Communications Holdings LLC, Sr. Notes,
   B-          1,000      10.75%, 10/01/09 .......................................................................       450,000
   B-          1,000      11.13%, 1/15/11 ........................................................................       450,000
   Ca            500    Key3Media Group Inc., Sr. Sub. Note, 11.25%, 6/15/11 .....................................        10,000
                                                                                                                    ------------
                                                                                                                         910,000
                                                                                                                    ------------
                        NONFERROUS METALS & MINERALS--3.2%
   CC          2,000    Golden Northwest Aluminum, Inc., 1st Mtg. Note, 12.00%, 12/15/06 .........................       780,000
   NR            376++  Republic Liquidating Trust, Sr. Secured Note, 10.00%, 8/16/09 ............................       376,470
   NR          2,000+   Republic Technologies International LLC and RTI Capital Corp., Sr. Secured Note,
                          13.75%, 7/15/09 ........................................................................        80,000
                                                                                                                    ------------
                                                                                                                       1,236,470
                                                                                                                    ------------
                        RETAIL--2.6%
   B+          1,000    Sonic Automotive, Inc., Sr. Sub. Note, 11.00%, 8/01/08 ...................................     1,030,000
                                                                                                                    ------------
                        PUBLISHING--0.6%
   NR            570    Ziff Davis Media Inc., Sr. Sub. Note, Zero Coupon, 8/12/09 ...............................       222,300
                                                                                                                    ------------
                        TELECOMMUNICATIONS--10.3%
   CC          1,500    Allegiance Telecom, Inc., Sr. Note, 12.88%, 5/15/08 ......................................       255,000
   B-          1,500    American Tower Corp., Sr. Note, 9.38%, 2/01/09 ...........................................       840,000
   NR          2,000+   Asia Global Crossing, Sr. Note (United Kingdom), 13.38%, 10/15/10+++ .....................       300,000
   B1          1,125    EchoStar Broadband Corp., Sr. Note, 10.38%, 10/01/07 .....................................     1,155,938
   B           1,500    Nextel Communications, Inc., Sr. Note, 12.00%, 11/01/08 ..................................     1,395,000
   NR          1,000+   Northeast Optic, Sr. Note, 12.75%, 8/15/08 ...............................................        70,000
   NR            600+   PF.Net Communications, Inc., Sr. Note, 13.75%, 5/15/10 ...................................             0
                                                                                                                    ------------
                                                                                                                       4,015,938
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        TRANSPORTATION--7.0%
   B         $ 2,000    Pacer International, Inc., Sr. Sub. Note, Ser. B, 11.75%, 6/01/07 ........................  $  2,000,000
   BB-           750    TFM SA de CV, Sr. Note (Mexico), 12.50%, 6/15/12**/+++ ...................................       727,500
                                                                                                                    ------------
                                                                                                                       2,727,500
                                                                                                                    ------------
                        UTILITIES--2.7%
   B+          1,000    Calpine Corp., Sr. Note, 10.50%, 5/15/06 .................................................       340,000
   B-          1,000    Orion Power Holdings, Inc., Sr. Note, 12.00%, 5/01/10 ....................................       710,000
                                                                                                                    ------------
                                                                                                                       1,050,000
                                                                                                                    ------------
                        Total Corporate Bonds (cost $79,300,857) .................................................    56,275,006
                                                                                                                    ------------
                        PREFERRED STOCK-0.0%
               SHARES   TELECOMMUNICATIONS-0.0%
               ------
   NR          1,099+   Adelphia Business Solutions, Inc., Ser. B, 12.88%, 10/15/07, PIK, (cost $926,745) ........             0
                                                                                                                    ------------

                UNITS   WARRANTS-0.0%@
               ------
               1,000    Mattress Discounters Corp., Expires 7/15/07 ..............................................         1,000
                 600    PF.Net Communications, Inc., Expires 5/15/10 .............................................             0
               2,000    Republic Technologies International, Inc., Expires 7/15/09 ...............................             0
                                                                                                                    ------------
                        Total Warrants (cost $377,116)                                                                     1,000
                                                                                                                    ------------
                        Total investments--144.5% (cost $80,604,718) .............................................    56,276,006
                        LIABILITIES IN EXCESS OF OTHER ASSETS--(44.5)% ...........................................   (17,323,302)
                                                                                                                    ------------
                        NET ASSETS--100% .........................................................................  $ 38,952,704
                                                                                                                    ============

-------------

  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 22.4% of its net assets, with a current market value of $8,725,312, in securities restricted as to resale.

  +  Issuer  is  technically  in  default;   non-income  producing  security.

  @  Non-income producing security.

 ++  Security is fair valued. (Note 1)

+++ Parenthetical disclosure of a foreign country in the security description represents the country of a foreign issuer.

--------------------------------------------------------------
                       KEY TO ABBREVIATIONS
   PIK   -- Payment in kind. See glossary for definition.
--------------------------------------------------------------


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK INCOME OPPORTUNITY TRUST

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--136.7%
                        MORTGAGE PASS-THROUGHS--74.7%
                        Federal Home Loan Mortgage Corp.,
               $ 469      6.50%, 2/01/28 - 11/01/28 ..............................................................  $    486,794
              71,000      6.50%, TBA .............................................................................    73,618,480
                        Federal National Mortgage Association,
              75,000      5.50%, 1/01/29 - 11/01/32 ..............................................................    75,884,154
              45,935      5.50%, 12/01/13 - 9/01/17, 15 year .....................................................    47,488,184
              28,748      6.00%, 3/01/27 - 11/01/32 ..............................................................    29,626,141
              72,061@     6.50%, 9/01/31 - 4/01/32 ...............................................................    74,699,947
               1,999      7.00%, 2/01/24 - 1/01/29 ...............................................................     2,095,993
                 440    Government National Mortgage Association, 8.00%, 4/15/24 - 11/15/25 ......................       471,868
                                                                                                                    ------------
                                                                                                                     304,371,561
                                                                                                                    ------------
                        FEDERAL HOUSING ADMINISTRATION--5.8%
                        GMAC Projects,
               1,338      Series 37, 7.43%, 10/01/22 .............................................................     1,434,730
                 639      Series 44, 7.43%, 8/01/22 ..............................................................       685,045
                 148      Series 65, 7.43%, 12/01/21 .............................................................       158,999
                        Merrill Projects,
               1,808      Series 29, 7.43%, 6/01/22 ..............................................................     1,938,975
              14,176      Series 42, 7.43%, 9/01/22 ..............................................................    15,205,496
               2,044    Reilly Project, Series B-11, 7.40%, 4/01/21 ..............................................     2,190,495
               2,082    Westmore Project 8240, 7.25%, 4/01/21 ....................................................     2,221,302
                                                                                                                    ------------
                                                                                                                      23,835,042
                                                                                                                    ------------
                        AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--0.5%
               1,651    Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                          Series 1601, Class 1601-SE, 10/15/08 ...................................................     1,687,659
                 261    Federal National Mortgage Association, REMIC Pass-Through Certificates,
                          Trust 1993-224, Class 224-SD, 11/25/23 .................................................       264,646
                                                                                                                    ------------
                                                                                                                       1,952,305
                                                                                                                    ------------
                        NON-AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--0.1%
   AAA           521    Summit Mortgage Trust, Series 2000-1, Class B1, 12/28/12** ...............................       532,819
                                                                                                                    ------------
                        ADJUSTABLE RATE MORTGAGES--0.1%
                 544    Federal National Mortgage Association, REMIC Pass-Through Certificates,
                        Trust 1993-256, Class 256-F, 11/25/23 ....................................................       483,867
                                                                                                                    ------------
                        INVERSE FLOATING RATE MORTGAGES--0.9%
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                  45      Series 1590, Class 1590-OA, 10/15/23 ...................................................        45,032
               1,000      Series 1611, Class 1611-JC, 8/15/23 ....................................................     1,125,000
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 258      Trust 1991-87, Class 87-S, 8/25/21 .....................................................       320,344
                 152      Trust 1991-145, Class 145-S, 10/25/06 ..................................................       191,948
               1,808      Trust 1994-23, Class 23-PS, 4/25/23 ....................................................     1,922,590
                                                                                                                    ------------
                                                                                                                       3,604,914
                                                                                                                    ------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--1.8%
                        BA Mortgage Securities Inc.,
                 260      Series 1997-1, Class 1-X, 7/25/26 ......................................................        28,957
                 597      Series 1998-1, Class 1-2X, 5/28/13 .....................................................        51,041
               7,837    Bank of America Mortgage Securities, Series 1999-1, Class 1-A7, 3/25/29 ..................       235,110
              52,955    Countrywide Home Loans, Inc., Series 1998-6, Class 6-X, 6/25/13 ..........................       330,966
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
               1,605      Series 1223, Class 1223-H, 3/15/22 .....................................................       313,397
               1,131      Series 1254, Class 1254-Z, 4/15/22 .....................................................       253,946
               3,162      Series 1644, Class 1644-DA, 12/15/23 ...................................................        49,406
              12,459      Series 1809, Class 1809-SC, 12/15/23 ...................................................       570,382
               2,628      Series 1831, Class 1831-PG, 3/15/11 ....................................................       334,268
               1,268      Series 2044, Class 2044-PF, 6/15/20 ....................................................         8,720


                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE BACKED-SECURITIES--(CONT'D)
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
             $ 6,482      Series 2080, Class 2080-PL, 1/15/27 ....................................................  $    271,431
                 632      Series 2137, Class 2137-CI, 10/15/26 ...................................................        18,955
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
               1,640      Trust G46, Class G46-H, 12/25/09 .......................................................       334,778
                 380      Trust G92-5, Class 5-H, 1/25/22 ........................................................        63,226
                  99      Trust 1993-202, Class 202-QA, 6/25/19 ..................................................           457
               2,279      Trust 1996-7, Class 7-PH, 4/25/11 ......................................................       207,990
               2,300      Trust 1997-50, Class 50-SI, 4/25/23 ....................................................        45,997
                 432      Trust 1998-25, Class 25-PG, 3/18/22 ....................................................         1,620
                 261      Trust 1999-12, Class 12-SJ, 12/25/23 ...................................................           816
              20,825    G.E. Capital Mortgage Services, Inc., Trust 1999-11, Class 11-A5, 7/25/29 ................     1,379,676
              18,049    GMAC Commercial Mortgage Securities Inc., Mortgage Certificates,
                          Trust 1998-C2, Class C2-X, 5/15/35 .....................................................       576,116
              16,750    Goldman Sachs Mortgage Securities Corp., Mortgage Participation Certificates,
                          Series 1998-5, Class 5-IO, 6/19/27** ...................................................       345,466
                 714    Government National Mortgage Association, REMIC Pass-Through Certificates,
                          Trust 1995-3, Class 3-E, 6/16/25 .......................................................       126,690
              10,834    Hanover Grantor Trust, Series 1999-A, Class A1-IO, 8/28/27** .............................       108,344
                        Headlands Mortgage Securities, Inc.,
               6,839      Series 1997-1, Class X1, 3/25/27 .......................................................         4,275
              12,181      Series 1997-4, Class X, 11/25/27 .......................................................        11,420
               4,510    Morgan Stanley Capital 1 Inc., Trust 1997-HF1, Class HF1-X, 7/15/29** ....................       225,812
              27,552    Norwest Asset Securities Corp., Series 1997-12, Class A11, 9/25/27 .......................             3
              26,055    Prudential Home Mortgage Securities Co., Mortgage Pass-Through Certificates,
                          Series 1994-5, Class A9, 2/25/24 .......................................................        16,284
                        Residential Asset Securitization Trust,
              18,740      Series 1999-A3, Class X, 5/25/29 .......................................................       117,123
              17,240      Series 2000-A5, Class A2, 9/25/30 ......................................................       678,828
                 812    Residential Funding Mortgage Securities I Inc., Series 1998-S30, Class A7, 12/25/28 ......        61,376
              28,072    Salomon Brothers Mortgage Securities VII Inc., Mortgage Pass-Through Certificates,
                          Series 2000-1, Class IO, 3/25/22 .......................................................       131,588
              39,342    Vendee Mortgage Trust, Series 1997-1, Class IO, 2/15/27 ..................................       252,035
                                                                                                                    ------------
                                                                                                                       7,156,499
                                                                                                                    ------------
                        PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES--2.0%
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                 532@     Series 1739, Class 1739-B, 2/15/24 .....................................................       493,799
                 180      Series 1857, Class 1857-PB, 12/15/08 ...................................................       175,818
               3,747      Series 2009, Class 2009-HJ, 10/15/22 ...................................................     3,718,261
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 361      Trust 279, Class 279-1, 7/01/26 ........................................................       321,139
               2,335      Trust 1998-26, Class 26-L, 3/25/23 .....................................................     2,241,432
   AAA         5,936    Fund America Investors Corp., Series 1993-C, Class B, 4/29/30 ............................     1,195,910
                                                                                                                    ------------
                                                                                                                       8,146,359
                                                                                                                    ------------
                        U.S. GOVERNMENT AND AGENCY  SECURITIES--9.9% 13,933
                        Overseas Private Investment Corp.,
                          4.30%-7.35%, 5/29/12 ...................................................................    15,221,103
               2,562    Small Business Administration,
                          Series 1996-20K-1, 6.95%, 11/01/16 .....................................................     2,890,741
               6,000@   United States Treasury Bonds,
                          8.00%, 11/15/21 ........................................................................     8,194,680
                        United States Treasury Notes,
               1,800      3.25%, 8/15/07 .........................................................................     1,841,400
              11,200@     4.875%, 2/15/12 ........................................................................    12,076,400
                                                                                                                    ------------
                                                                                                                      40,224,324
                                                                                                                    ------------
                        CORPORATE BONDS--40.9%
                        AEROSPACE & DEFENSE--1.1%
   BB-         1,500    L-3 Communications Corp., Sr. Sub. Note, 7.625%, 6/15/12** ...............................     1,552,500
   BBB         1,250    Lockheed Martin Corp., 8.50%, 12/01/29 ...................................................     1,613,912
   BBB-        1,200    Raytheon Co., 6.15%, 11/01/08 ............................................................     1,231,313
                                                                                                                    ------------
                                                                                                                       4,397,725
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        AUTOMOTIVE--1.2%
   BB+       $ 2,000    Briggs & Stratton Corp., 8.875%, 3/15/11 .................................................  $  2,120,000
   B+          2,715    Dura Operating Corp., Ser. B, 8.625%, 4/15/12 ............................................     2,619,975
                                                                                                                    ------------
                                                                                                                       4,739,975
                                                                                                                    ------------
                        CHEMICALS--1.1%
   B-            500    Avecia Group PLC (United Kingdom), 11.00%, 7/01/09++ .....................................       415,000
                        Dow Chemical Co.,
   A             750      5.75%, 12/15/08 ........................................................................       753,088
   A             400      6.00%, 10/01/12 ........................................................................       394,556
   BB          1,000    Lyondell Chemical Co., 11.125%, 7/15/12 ..................................................       985,000
   B           1,750    Noveon, Inc., Ser. B, 11.00%, 2/28/11 ....................................................     1,881,250
                                                                                                                    ------------
                                                                                                                       4,428,894
                                                                                                                    ------------
                        CONGLOMERATES--0.1%
   A             300    Honeywell International, Inc., 6.125%, 11/01/11 ..........................................       319,033
                                                                                                                    ------------
                        CONTAINERS & GLASS--0.9%
   BB          2,250    Owens-Brockway Glass Container, Inc., 8.875%, 2/15/09 ....................................     2,311,875
   B           1,240    Stone Container Corp., Sr. Note, 9.25%, 2/01/08 ..........................................     1,311,300
                                                                                                                    ------------
                                                                                                                       3,623,175
                                                                                                                    ------------
                        ENTERTAINMENT--0.5%
   B1          2,000    Alliance Atlantis Communications, Inc., Sr. Sub. Note (Canada), 13.00%, 12/15/09++ .......     2,100,000
                                                                                                                    ------------
                        ENVIRONMENTAL CONTROL--0.7%
   B+          3,000    Allied Waste North America, Inc., Ser. B, 10.00%, 8/01/09 ................................     2,857,500
                                                                                                                    ------------
                        FINANCE & BANKING--4.4%
   Aa3         1,400@   Bank One Corp., 6.50%, 2/01/06 ...........................................................     1,541,787
   Aa3         2,000    Barclays Bank PLC (United Kingdom), 6.86%, 6/15/32**/++ ..................................     1,929,100
   A             500    Bear, Stearns & Co. Inc., 6.50%, 5/01/06 .................................................       544,737
   Aa2         5,000    Citigroup, Inc., Sub. Note, 5.625%, 8/27/12 ..............................................     5,144,000
                        Credit Suisse First Boston USA, Inc.,
   Aa3           700@     6.125%, 11/15/11 .......................................................................       707,910
   Aa3         1,000      7.125%, 7/15/32 ........................................................................       981,000
   A2            650    Household Finance Corp., 6.375%, 10/15/11 ................................................       550,266
   A+          2,100    JP Morgan Chase & Co., 5.25%, 5/30/07 ....................................................     2,203,034
   AAA         3,000    KFW International Finance, Inc. (Germany), 5.25%, 6/28/06++ ..............................     3,228,750
                        Morgan Stanley,
   AA-           600      5.80%, 4/01/07 .........................................................................       626,364
   AA-           600      6.75%, 4/15/11 .........................................................................       656,089
                                                                                                                    ------------
                                                                                                                      18,113,037
                                                                                                                    ------------
                        FINANCIAL INTERMEDIARIES--6.7%
                        Federal Home Loan Mortgage Corp.,
               4,000@     4.875%, 3/15/07 ........................................................................     4,295,640
               4,000@     6.875%, 9/15/10 ........................................................................     4,718,520
               8,000@   Federal National Mortgage Association, 4.375%, 10/15/06-9/15/12 ..........................     8,154,759
   A3          3,000@   Ford Motor Credit Co., 6.875%, 2/01/06 ...................................................     2,786,931
   AAA         3,000    General Electric Capital Corp., Ser. A, 6.75%, 3/15/32 ...................................     3,127,020
                        General Motors Acceptance Corp.,
   A2            700      6.75%, 1/15/06 .........................................................................       696,036
   A2          2,750      6.875%, 8/28/12 ........................................................................     2,508,275
   A             850    Lehman Brothers Holdings, Inc., 6.25%, 5/15/06 ...........................................       917,652
                                                                                                                    ------------
                                                                                                                      27,204,833
                                                                                                                    ------------
                        FOOD & DRUG--2.7%
   B           1,875    American Seafood Group LLC, Sr. Sub. Note, 10.125%, 4/15/10** ............................     1,837,500
   B+          2,000    Fleming Co., Inc., 9.25%, 6/15/10 ........................................................     1,620,000
                        General Mills, Inc.,
   BBB+          550      5.125%, 2/15/07 ........................................................................       576,467
   BBB+          700      6.00%, 2/15/12 .........................................................................       747,250


                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        FOOD & DRUG--(CONT'D)
                        Kellogg Co.,
   BBB       $   700      6.00%, 4/01/06 .........................................................................  $    757,865
   BBB           700      6.60%, 4/01/11 .........................................................................       782,257
   A2          1,000    Kraft Foods, Inc., 5.625%, 11/01/11 ......................................................     1,056,583
   BBB           500    Safeway, Inc., 5.80%, 8/15/12 ............................................................       521,410
   Ba1         3,000    Yum! Brands, Inc., Sr. Note, 8.875%, 4/15/11 .............................................     3,240,000
                                                                                                                    ------------
                                                                                                                      11,139,332
                                                                                                                    ------------
                        FOREST PRODUCTS--0.8%
   BB+         1,750    Tembec Industries, Inc. (Canada), 8.50%, 2/01/11++ .......................................     1,767,500
   BBB         1,550    Weyerhaeuser Co., 5.95%, 11/01/08 ........................................................     1,606,766
                                                                                                                    ------------
                                                                                                                       3,374,266
                                                                                                                    ------------
                        HEALTHCARE--0.9%
   BB          3,000    HealthSouth Corp., Sr. Sub Note, 7.00%, 6/15/08 ..........................................     2,190,000
   BB+         1,500    Omnicare, Inc., Ser. B, 8.125%, 3/15/11 ..................................................     1,582,500
                                                                                                                    ------------
                                                                                                                       3,772,500
                                                                                                                    ------------
                        HOMEBUILDERS--0.6%
   Ba1         2,500    D.R. Horton, Inc., 10.50%, 4/01/05 .......................................................     2,600,000
                                                                                                                    ------------
                        HOTELS & CASINOS--3.6%
   B+          2,100    Argosy Gaming Co., 10.75%, 6/01/09 .......................................................     2,299,500
   B+          2,000    Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/12 .........................................     2,040,000
   B           1,000    Hammons John Q Hotels LP, Ser. B, 8.875%, 5/15/12 ........................................       962,500
   B           1,500    Herbst Gaming, Inc., Ser. B, 10.75%, 9/01/08 .............................................     1,552,500
   BB+         1,000    MGM Mirage, Inc., 9.75%, 6/01/07 .........................................................     1,095,000
   BB-         2,200    Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.75%, 1/01/09 ...........................     2,304,500
   BB+         2,000    Park Place Entertainment Corp., Sr. Sub. Note, 8.875%, 9/15/08 ...........................     2,090,000
   BBB-        2,500    Starwood Hotels & Resorts, 7.875%, 5/01/12** .............................................     2,406,250
                                                                                                                    ------------
                                                                                                                      14,750,250
                                                                                                                    ------------
                        INDUSTRIALS--0.5%
   B           2,000    Dresser, Inc., 9.375%, 4/15/11 ...........................................................     1,890,000
                                                                                                                    ------------
                        INSURANCE--0.4%
   BB-         3,700+   Lindsey Morden Group, Inc., (Canada) 7.00%, 6/16/08** ....................................     1,565,284
                                                                                                                    ------------
                        LEISURE--0.5%
   B           1,830    Regal Cinemas, Inc., 9.375%, 2/01/12 .....................................................     1,898,625
                                                                                                                    ------------
                        MEDIA--1.9%
                        AOL Time Warner, Inc.,
   BBB+        2,000      7.70%, 5/01/32 .........................................................................     1,830,200
   BBB+        2,000      9.125%, 1/15/13 ........................................................................     2,105,000
   B-          3,000    Charter Communications Holdings LLC, Sr. Note, 10.75%, 10/01/09 ..........................     1,350,000
   BBB         1,800    Comcast Cable Communications, Inc., 8.875%, 5/01/17 ......................................     1,854,000
   B           1,000    Quebecor Media, Inc., Sr. Note (Canada), 11.125%, 7/15/11++ ..............................       720,000
                                                                                                                    ------------
                                                                                                                       7,859,200
                                                                                                                    ------------
                        OIL & GAS--2.1%
   BBB+          600    Anadarko Petroleum Corp., 5.375%, 3/01/07 ................................................       635,061
   B+          1,500    Chesapeake Energy Corp., Sr. Note, 9.00%, 8/15/12** ......................................     1,545,000
   A-          2,000    Conoco Funding Co., 6.35%, 10/15/11 ......................................................     2,199,060
   Ba2           400    El Paso Corp., 7.875%, 6/15/12** .........................................................       256,000
   BBB+        1,250    Kinder Morgan Energy Partners LP, 7.30%, 8/15/33** .......................................     1,247,475
   BB-         2,000    Leviathan Gas Pipeline Corp., Ser. B, 10.375%, 6/01/09 ...................................     1,920,000
   BBB           800    Occidental Petroleum Corp., Sr. Note, 6.75%, 1/15/12 .....................................       889,000
                                                                                                                    ------------
                                                                                                                       8,691,596
                                                                                                                    ------------
                        OTHER--4.6%
   A3         17,520    Targeted Return Index Securities Trust, Ser. 5-2002, 6.851%, 1/15/12** ...................    18,821,210
                                                                                                                    ------------
                        REAL ESTATE INVESTMENT TRUST--0.2%
   BBB+          800    EOP Operating LP, Sr. Note, 7.00%, 7/15/11 ...............................................       847,433
                                                                                                                    ------------
                        RETAIL--0.4%
   BB+         1,500    Autonation, Inc., 9.00%, 8/01/08 .........................................................     1,522,500
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        STEEL--0.7%
   BB        $ 3,000    AK Steel Corp., 7.875%, 2/15/09 ..........................................................   $ 2,985,000
                                                                                                                    ------------
                        TECHNOLOGY--0.5%
   BB+         2,000    Seagate Technology Holding, Sr. Note, 8.00%, 5/15/09** ...................................     2,020,000
                                                                                                                    ------------
                        TELECOMMUNICATIONS--2.5%
   B-          1,340    Dobson Communications Corp., Sr. Note, 10.875%, 7/01/10 ..................................       924,600
   B1          3,000    EchoStar Broadband Corp., Sr. Note, 10.375%, 10/01/07 ....................................     3,082,500
   Ba3         3,000    PanAmSat Corp., 8.50%, 2/01/12** .........................................................     2,700,000
   AA-           450    SBC Communications, Inc., 5.875%, 8/15/12 ................................................       476,073
   A+          1,000    Verizon Global Funding Corp., 7.75%, 6/15/32 .............................................     1,050,800
   Aa2         2,000    Verizon Pennsylvania, Inc., Ser. A, 5.65%, 11/15/11 ......................................     1,923,350
                                                                                                                    ------------
                                                                                                                      10,157,323
                                                                                                                    ------------
                        UTILITIES--1.3%
   BBB+        1,000    Dominion Resources, Inc., Sr. Note, 5.70%, 9/17/12 .......................................       984,610
   BBB+          900    Exelon Corp., Sr. Note, 6.75%, 5/01/11 ...................................................       952,871
   Baa2        1,500    FirstEnergy Corp., 7.375%, 11/15/31 ......................................................     1,304,072
   Baa1        1,800    Progress Energy, Inc., Sr. Note, 6.75%, 3/01/06 ..........................................     1,909,910
                                                                                                                    ------------
                                                                                                                       5,151,463
                                                                                                                    ------------
                        Total Corporate Bonds ....................................................................   166,830,154
                                                                                                                    ------------
                        Total Long-Term Investments (cost $553,875,302) ..........................................   557,137,844
                                                                                                                    ------------

                        SHORT-TERM INVESTMENT--0.4%
                        DISCOUNT NOTES
               1,600    Federal Home Loan Bank, 1.85%, 11/01/02 (cost $1,600,000) ................................     1,600,000
                                                                                                                    ------------
                        Total investments before investment sold short and outstanding options written--137.1%
                        (cost $555,475,302) ......................................................................   558,737,844
                                                                                                                    ------------

                        INVESTMENT SOLD SHORT--(18.0)%
              71,000    Federal National Mortgage Association,
                          6.50%, TBA
                          (proceeds $72,952,500) .................................................................   (73,551,740)
                                                                                                                    ------------

             NOTIONAL
              AMOUNT
              (000)
             --------
                        OUTSTANDING OPTIONS WRITTEN--(0.1)%
                        CALL OPTION--(0.1)%
              $3,000    Interest Rate Swap, 5.50%, over 3 month LIBOR, expires 5/06/03 ...........................      (226,719)
                                                                                                                    ------------
                        PUT OPTION--(0.0)%
               3,000    Interest Rate Swap, 6.50%, over 3 month LIBOR, expires 5/06/03 ...........................        (6,999)
                                                                                                                    ------------
                        Total outstanding options written (premium received $124,460) ............................      (233,718)
                                                                                                                    ------------
                        TOTAL INVESTMENTS, NET OF INVESTMENT SOLD SHORT AND OUTSTANDING OPTIONS WRITTEN--119.0% ..   484,952,386
                        OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(19.0)% .....................................   (77,472,643)
                                                                                                                    ------------
                        NET ASSETS--100% .........................................................................  $407,479,743
                                                                                                                    ============

-------------

  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 9.1% of its net assets with a current market value of $37,113,215 in securities restricted as to resale.

  @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

  +  Principal amount is stated in local currency.

 ++ Parenthetical disclosure of a foreign country in the security description represents the country of a foreign issuer.

     -------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
       REMIC   -- Real Estate Mortgage Investment Conduit.
       TBA     -- Securities purchased on a forward commitment basis.
     -------------------------------------------------------------------


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK STRATEGIC BOND TRUST

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--144.7%
                        U.S. GOVERNMENT AND AGENCY SECURITIES--1.3%
              $1,025+   U.S. Treasury Bonds, 5.375%, 2/15/31 .....................................................  $  1,081,888
                  65    U.S. Treasury Notes, 4.875%, 2/15/12 .....................................................        70,086
                                                                                                                    ------------
                                                                                                                       1,151,974
                                                                                                                    ------------
                        CORPORATE BONDS--143.4%
                        AEROSPACE & DEFENSE--4.9%
   B           2,000+   BE Aerospace, Inc., Sr. Sub. Note, 9.50%, 11/01/08 .......................................     1,360,000
   BBB         1,000    Lockheed Martin Corp., 8.20%, 12/01/09 ...................................................     1,208,075
   BBB-          650+   Raytheon Co., 6.55%, 3/15/10 .............................................................       663,228
   A+          1,000+   United Technologies Corp., 6.35%, 3/01/11 ................................................     1,108,247
                                                                                                                    ------------
                                                                                                                       4,339,550
                                                                                                                    ------------
                        AUTOMOTIVE--8.5%
   B1          2,000    Collins & Aikman Prod. Co., Sr. Note, 10.75%, 12/31/11 ...................................     1,820,000
   A3          1,000+   Daimler Chrysler North America Corp., 7.30%, 1/15/12 .....................................     1,065,000
   BB          2,000    Dana Corp., Sr. Note, 10.125%, 3/15/10 ...................................................     1,940,000
   B3          2,000+   Delco Remy International, Inc., Sr. Sub. Note, 11.00%, 5/01/09 ...........................     1,000,000
   B           2,000    Dura Operating Corp., 9.00%, 5/01/09 .....................................................     1,730,000
                                                                                                                    ------------
                                                                                                                       7,555,000
                                                                                                                    ------------
                        CHEMICALS--5.9%
   BB          2,000    Lyondell Chemical Co., Sr. Secured Note, 9.875%, 5/01/07 .................................     1,915,000
   B           1,796    Noveon, Inc., Ser. B, 11.00%, 2/28/11 ....................................................     1,930,700
   B           1,250    Resolution Performance Products, Inc., Sr. Sub. Note, 13.50%, 11/15/10 ...................     1,343,750
                                                                                                                    ------------
                                                                                                                       5,189,450
                                                                                                                    ------------
                        CLOTHING & TEXTILES--2.2%
   BB-         2,000    Levi Strauss & Co., 6.80%, 11/01/03 ......................................................     1,925,000
                                                                                                                    ------------
                        COMMERCIAL SERVICES--2.1%
   B           2,000    United Rentals, Inc., Sr. Sub. Note, 9.625%, 3/15/12** ...................................     1,880,000
                                                                                                                    ------------
                        CONGLOMERATES--1.5%
   A             325    Honeywell International, Inc., 7.50%, 3/01/10 ............................................       369,849
   BBB-        1,132+   Tyco International Group SA (Luxembourg), 6.375%, 2/15/06++ ..............................     1,001,820
                                                                                                                    ------------
                                                                                                                       1,371,669
                                                                                                                    ------------
                        CONTAINERS & GLASS--2.1%
   B+          1,800    Plastipak Holdings, Inc., Sr. Note, 10.75%, 9/01/11** ....................................     1,863,000
                                                                                                                    ------------
                        ENTERTAINMENT--3.0%
   B1          1,500+   Alliance Atlantis Communications, Inc., Sr. Sub. Note (Canada), 13.00%, 12/15/09++ .......     1,575,000
   A-          1,000+   Viacom, Inc., 6.625%, 5/15/11 ............................................................     1,085,740
                                                                                                                    ------------
                                                                                                                       2,660,740
                                                                                                                    ------------
                        ENVIRONMENTAL CONTROL--2.2%
   B+          2,000+   Allied Waste North America, Inc., Ser. B, 10.00%, 8/01/09 ................................     1,905,000
                                                                                                                    ------------
                        FINANCE & BANKING--9.6%
   Aa3         1,000    Bank One Corp., 6.50%, 2/01/06 ...........................................................     1,101,276
   Aa3           650    Barclays Bank PLC (United Kingdom), 8.55%, 12/31/49**/++ .................................       780,650
   A             325+   Bear, Stearns & Co. Inc., 6.50%, 5/01/06 .................................................       354,079
   Aa1         3,000+   Citigroup, Inc., Sub. Note, 5.75%, 5/10/06 ...............................................     3,232,827
   AAA           850    KFW International Finance, Inc., (Germany) 5.25%, 6/28/06++ ..............................       914,813
   Ba1         1,000    Labranche & Co., Inc., Sr. Sub. Note, 12.00%, 3/02/07 ....................................     1,060,000
   A           1,000+   Lehman Brothers Holdings, Inc., 6.25%, 5/15/06 ...........................................     1,079,591
                                                                                                                    ------------
                                                                                                                       8,523,236
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        FINANCIAL INTERMEDIARIES--8.8%
   B+        $ 2,000+   Bluewater Finance Ltd., Sr. Note (Netherlands), 10.25%, 2/15/12++ ........................  $  1,840,000
                        Ford Motor Credit Co.,
   A3          2,000+     6.875%, 2/01/06 ........................................................................     1,857,954
   A3            750+     Sr. Note, 5.80%, 1/12/09 ...............................................................       606,634
                        General Motors Acceptance Corp.,
   A2            250+     6.75%, 1/15/06 .........................................................................       248,584
   A2            900+     6.875%, 9/15/11 ........................................................................       822,566
   A2            300+     8.00%, 11/01/31 ........................................................................       266,276
   B           2,000    Penhall Int'l., Inc., 12.00%, 8/01/06 ....................................................     1,200,000
   A-          1,000    Sears Roebuck Acceptance Corp., 6.75%, 8/15/11 ...........................................       924,377
                                                                                                                    ------------
                                                                                                                       7,766,391
                                                                                                                    ------------
                        FOOD & DRUG--8.5%
   BB-         2,000    Fleming Co., Inc., 10.125%, 4/01/08 ......................................................     1,680,000
   B-          2,000+   Friendly Ice Cream Corp., 10.50%, 12/01/07 ...............................................     1,940,000
   BBB+        1,000+   General Mills, Inc., 5.125%, 2/15/07 .....................................................     1,048,121
   BBB           575+   Kellogg Co., 6.00%, 4/01/06 ..............................................................       622,532
   B-            500    Pantry, Inc., 10.25%, 10/15/07 ...........................................................       420,000
   B+          2,000+   Sbarro, Inc., 11.00%, 9/15/09 ............................................................     1,780,000
                                                                                                                    ------------
                                                                                                                       7,490,653
                                                                                                                    ------------
                        FOREST PRODUCTS--3.5%
   Ba2         2,000+   Caraustar Industries, Inc., 9.875%, 4/01/11 ..............................................     2,050,000
   BBB         1,000    Weyerhaeuser Co., 6.125%, 3/15/07 ........................................................     1,052,400
                                                                                                                    ------------
                                                                                                                       3,102,400
                                                                                                                    ------------
                        HEALTHCARE--7.4%
   BB          2,000    Healthsouth Corporation, Sr. Note, 6.875%, 6/15/05 .......................................     1,460,000
   B-          2,000    Insight Health Services Corp., Sr. Sub. Note, 9.875%, 11/01/11 ...........................     1,910,000
   B+          2,000    Matria Healthcare, Inc., Ser. B, 11.00%, 5/01/08 .........................................     1,660,000
   B-          1,500    United Surgical Partners Int'l., Inc., 10.00%, 12/15/11 ..................................     1,507,500
                                                                                                                    ------------
                                                                                                                       6,537,500
                                                                                                                    ------------
                        HOME BUILDERS--3.4%
   BB          1,000    Beazer Homes USA, Inc., 8.625%, 5/15/11 ..................................................     1,020,000
   Ba1         2,000+   Schuler Homes, Inc., 9.375%, 7/15/09 .....................................................     1,990,000
                                                                                                                    ------------
                                                                                                                       3,010,000
                                                                                                                    ------------
                        HOTELS & CASINOS--3.2%
   BB+         2,000    Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/10 ...........................     1,995,000
   B           1,000    Resorts International Hotel & Casino, 1st Mortgage Note, 11.50%, 3/15/09 .................       810,000
                                                                                                                    ------------
                                                                                                                       2,805,000
                                                                                                                    ------------
                        INDUSTRIAL EQUIPMENT--3.9%
   B-          2,000    Great Lakes Dredge & Dock Corp., 11.25%, 8/15/08 .........................................     2,060,000
   B+          2,000    United Rentals, Inc., Ser. B, 9.25%, 1/15/09 .............................................     1,400,000
                                                                                                                    ------------
                                                                                                                       3,460,000
                                                                                                                    ------------
                        INDUSTRIALS--2.1%
   B           2,000+   Dresser, Inc., 9.375%, 4/15/11 ...........................................................     1,890,000
                                                                                                                    ------------
                        INSURANCE--1.0%
   A+            500+   Allstate Corp., Sr. Note, 7.875%, 5/01/05 ................................................       562,959
   A             325+   Metlife, Inc., Sr. Note, 6.125%, 12/01/11 ................................................       343,635
                                                                                                                    ------------
                                                                                                                         906,594
                                                                                                                    ------------
                        LEISURE--1.5%
   BB+         1,500    Royal Caribbean Cruises Ltd., Sr. Note (Liberia), 8.75%, 2/02/11++ .......................     1,305,000
                                                                                                                    ------------
                        MEDIA--5.9%
   NR          2,000+   Adelphia Communications Corporation, Sr. Note, 10.50%, 7/15/04 ...........................       660,000
   B-          2,000    Charter Communications Holdings LLC, Sr. Note, 11.125%, 1/15/11 ..........................       900,000
   BBB         1,000    Comcast Cable Communications, Inc., Sr. Note, 6.875%, 6/15/09 ............................       962,500
   B-          1,820    Nextmedia Operating, Inc., Sr. Sub. Note, 10.75%, 7/01/11 ................................     1,820,000
   B-          1,000    WRC Media Inc./Weekly Reader, Sr. Sub. Note, 12.75%, 11/15/09 ............................       910,000
                                                                                                                    ------------
                                                                                                                       5,252,500
                                                                                                                    ------------


                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        NONFERROUS METALS & MINERALS--2.1%
   BB-       $ 2,000+   Century Aluminum Co., 1st Mortgage, 11.75%, 4/15/08 ......................................  $  1,850,000
                                                                                                                    ------------
                        OIL & GAS--13.2%
   BBB           855    Amerada Hess Corp., 7.875%, 10/01/29 .....................................................       982,381
   BBB+        1,000+   Anadarko Petroleum Corp., 5.375%, 3/01/07 ................................................     1,058,434
   BB          2,000    Compagnie Generale De Geophysique, Sr. Note (France), 10.625%, 11/15/07 ..................     1,740,000
   A-          1,000    Conoco, Inc., Sr. Note, 6.95%, 4/15/29 ...................................................     1,089,286
                        El Paso Corp., Sr. Note,
   BBB-          165      7.75%, 1/15/32 .........................................................................        97,350
   BBB-           85      7.80%, 8/01/31 .........................................................................        43,350
   BB-         2,000    Hanover Equipment Trust, Sr. Secured Note, 8.50%, 9/01/08** ..............................     1,890,000
   B+            640    Newpark Resources, Inc., Ser. B, 8.625%, 12/15/07 ........................................       595,200
   BBB           250    Occidental Petroleum Corp., Sr. Note, 6.75%, 1/15/12 .....................................       277,812
   B           2,000    Swift Energy Co., Sr. Sub. Note, 10.25%, 8/01/09 .........................................     1,820,000
   BB-         2,000+   Western Gas Resources, Inc., 10.00%, 6/15/09 .............................................     2,110,000
                                                                                                                    ------------
                                                                                                                      11,703,813
                                                                                                                    ------------
                        PRINTING--1.6%
   BB-         2,000    Mail Well I Corp., 9.625%, 3/15/12** .....................................................     1,410,000
                                                                                                                    ------------
                        REAL ESTATE INVESTMENT TRUST--2.8%
   BBB+          500+   ERP Operating LP, 6.95%, 3/02/11 .........................................................       528,732
   BB-         2,000    Felcore Lodging LP, 9.50%, 9/15/08 .......................................................     1,960,000
                                                                                                                    ------------
                                                                                                                       2,488,732
                                                                                                                    ------------
                        RETAIL--4.6%
   BB+         2,000+   Autonation, Inc., 9.00%, 8/01/08 .........................................................     2,030,000
   B+          2,000+   Sonic Automotive, Inc., Ser. D, 11.00%, 8/01/08 ..........................................     2,060,000
                                                                                                                    ------------
                                                                                                                       4,090,000
                                                                                                                    ------------
                        SOVEREIGN & PROVINCIAL--1.1%
   Baa2        1,000    Mexico Government International Bond (Mexico), 8.125%, 12/30/19++ ........................       997,500
                                                                                                                    ------------
                        SUPRANATIONAL--1.0%
   AAA           850    European Investment Bank, 4.875%, 9/06/06 ................................................       912,613
                                                                                                                    ------------
                        TRANSPORTATION--3.4%
   BBB+          500    Canadian National Railway Co. (Canada), 6.90%, 7/15/28++ .................................       543,203
   Baa1          400    Norfolk Southern Corp., 7.05%, 5/01/37 ...................................................       426,938
   B           2,000    Pacer International, Inc., Ser. B, 11.75%, 6/01/07 .......................................     2,000,000
                                                                                                                    ------------
                                                                                                                       2,970,141
                                                                                                                    ------------
                        TECHNOLOGY--4.6%
   Ba2         2,000+   Flextronics International. Ltd., Sr. Sub. Note (Singapore), 9.875%, 7/01/10++ ............     2,080,000
   BB+         2,000    Unisys Corp., Sr. Note, 8.125%, 6/01/06 ..................................................     2,020,000
                                                                                                                    ------------
                                                                                                                       4,100,000
                                                                                                                    ------------
                        TELECOMMUNICATIONS--12.2%
   BBB+          900+   AT&T Corp., Sr. Note, 7.00%, 11/15/06 ....................................................       886,500
   B           1,000+   Crown Castle Int'l. Corp., Sr. Note, 10.75%, 8/01/11 .....................................       760,000
   B1          2,000    EchoStar Broadband Corp., Sr. Note, 10.375%, 10/01/07 ....................................     2,055,000
   B1          2,000    Filtronic PLC, Sr. Note, 10.00%, 12/01/05 ................................................     1,650,000
   Ba3         2,000+   PanAmSat Corp., 8.50%, 2/01/12** .........................................................     1,800,000
   CCC+          450+   Qwest Capital Funding, Inc., 5.875%, 8/03/04 .............................................       301,500
   Aa2         2,000+   Verizon New England, Inc., Sr. Note, 6.50%, 9/15/11 ......................................     2,101,519
   A           1,000+   Vodafone Airtouch PLC (United Kingdom), 7.75%, 2/15/10++ .................................     1,136,110
                        Worldcom, Inc.,
   Ca            200      8.00%, 5/15/06*** ......................................................................        34,000
   Ca            400      7.375%, 1/15/06**/*** ..................................................................        64,000
                                                                                                                    ------------
                                                                                                                      10,788,629
                                                                                                                    ------------
                        UTILITIES--5.6%
   B+          2,000+   AES Corp., Sr. Note, 8.75%, 12/15/02 .....................................................     1,810,000
   B+          2,000+   Calpine Corp., Sr. Note, 10.50%, 5/15/06 .................................................       680,000
   BBB+          650+   Dominion Resources, Inc., 6.00%, 1/31/03 .................................................       637,260
   BBB           250+   DTE Energy Co., Sr. Note, 7.05%, 6/01/11 .................................................       261,250
   BBB+          250+   Exelon Corp., Sr. Note, 6.75%, 5/01/11 ...................................................       264,687

                       See Notes to Financial Statements.

              PRINCIPAL
  RATING*      AMOUNT                                                                                                  VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
                        UTILITIES--(CONT'D)
   Baa2        $ 325+   FirstEnergy Corp., 7.375%, 11/15/31 ......................................................  $    282,549
   Baa1        1,000+   Progress Energy, Inc., Sr. Note, 6.75%, 3/01/06 ..........................................     1,061,062
                                                                                                                    ------------
                                                                                                                       4,996,808
                                                                                                                    ------------
                        TOTAL CORPORATE BONDS--143.4%
                        (COST $143,268,813) ......................................................................   127,046,919
                                                                                                                    ------------

                        TOTAL LONG-TERM INVESTMENTS--144.7%
                        (COST $140,296,127) ......................................................................   128,198,893
                                                                                                                    ------------
                        SHORT-TERM INVESTMENTS--1.4%
                        DISCOUNT NOTES
               1,200    Federal Home Loan Bank,
                        1.65%, 11/01/02 ..........................................................................     1,200,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--146.1% (COST $141,496,127) ............................................   129,398,893
                        LIABILITIES IN EXCESS OF OTHER ASSETS--(46.1)% ...........................................   (40,804,587)
                                                                                                                    ------------
                        NET ASSETS--100% .........................................................................  $ 88,594,306
                                                                                                                    ============

----------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 11.0% of its net assets, with a current market value of $9,764,650, in securities restricted as to resale.

*** Issuer is technically in default; non-income producing security.

  + Entire or partial amount pledged as collateral for reverse repurchase agreements of financial futures contracts.

 ++ Parenthetical disclosure of a foreign country in the security description represents the country of a foreign issuer.


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                                                                    INCOME
                                                            CORE                HIGH              OPPORTUNITY          STRATEGIC
                                                         BOND TRUST          YIELD TRUST             TRUST            BOND TRUST
                                                       ---------------     ---------------      ---------------       -----------
ASSETS
Investments at value (Note 1)(1) .....................  $568,507,385         $  56,276,006       $558,737,844         $129,398,893
Cash .................................................            --                    --             91,331                   --
Receivable from investments sold .....................    31,307,537                    --        101,891,605                   --
Due from broker - variation margin (Notes 1 & 3) .....       410,275                    --            688,842                   --
Interest receivable ..................................     7,883,427             2,312,011          5,795,226            3,685,269
Unrealized appreciation on interest rate swaps
  (Notes 1 & 3) ......................................            --                    --          2,116,284                   --
Other assets .........................................        12,509                52,269             93,451                2,457
                                                        ------------         -------------       ------------         ------------
                                                         608,121,133            58,640,286        669,414,583          133,086,619
                                                        ------------         -------------       ------------         ------------

LIABILITIES
Reverse repurchase agreement (Note 4) ................    35,402,500                    --         85,703,787           44,223,375
Loan payable (Note 4) ................................            --            19,250,000                 --                   --
Investments sold short, at value(2) (Note 1) .........            --                    --         73,551,740                   --
Interest payable .....................................           148                40,564            279,891               35,552
Payable for open forward foreign currency contracts ..       112,134                    --                 --                   --
Payable for closed forward foreign currency
  contracts, net .....................................        17,126                    --                 --                   --
Payable to custodian .................................       164,694               262,072                 --                7,302
Payable for investments purchased ....................   184,510,811                    --        101,568,077                   --
Outstanding options written, at value
  (Notes 1 & 3)(3) ...................................       334,219                    --            233,718                   --
Investment advisory fee payable (Note 2) .............       220,801                53,954            206,185               63,234
Administration fee payable (Note 2) ..................            --                 5,138             34,364                   --
Deferred Directors/Trustees fees (Note 1) ............         9,096                12,592             61,195                1,751
Other accrued expenses ...............................       111,542                63,262            295,883              161,099
                                                        ------------         -------------       ------------         ------------
                                                         220,883,071            19,687,582        261,934,840           44,492,313
                                                        ------------         -------------       ------------         ------------
NET ASSETS ...........................................  $387,238,062         $  38,952,704       $407,479,743         $ 88,594,306
                                                        ============         =============       ============         ============
Composition of Net Assets:
  Par value (Note 5) .................................  $     27,019         $       6,352       $    344,497         $      7,016
  Paid-in capital in excess of par ...................   386,206,969            93,618,145        406,532,068           99,995,643
  Cost of shares held in treasury(4) .................            --                    --        (17,377,850)                  --
  Undistributed (Distributions in excess of)
    net investment income ............................      (144,545)                   --          4,974,125            1,005,589
  Accumulated net realized gain (loss) ...............        15,624           (30,343,081)         8,547,528             (316,708)
  Net unrealized appreciation (depreciation) .........     1,181,230           (24,328,712)         4,627,466          (12,097,234)
  Accumulated net realized and unrealized foreign
    currency loss ....................................       (48,235)                   --           (168,091)                  --
                                                        ------------         -------------       ------------         ------------
Net assets, October 31, 2002 .........................  $387,238,062         $  38,952,704       $407,479,743         $ 88,594,306
                                                        ============         =============       ============         ============
Net asset value per common share(5) ..................        $14.33                 $6.13             $11.83               $12.63
                                                              ======                ======             ======               ======

(1) Investments at cost ..............................  $566,688,782         $  80,604,718       $555,475,302         $141,496,127
(2) Proceeds received ................................            --                    --         72,952,500                   --
(3) Premium received .................................       199,639                    --            124,460                   --
(4) Shares held in treasury ..........................            --                    --          1,757,400                   --
(5) Common shares issued and outstanding .............    27,018,774             6,351,968         34,449,693            7,016,154


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE PERIOD(1) ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                                                                    INCOME
                                                            CORE                HIGH              OPPORTUNITY          STRATEGIC
                                                         BOND TRUST          YIELD TRUST             TRUST            BOND TRUST
                                                       ---------------     ---------------      ---------------       -----------
INVESTMENT INCOME
  Interest income (net of interest expense)(2) ......  $  30,098,737          $  8,640,417      $  43,287,602          $ 7,694,027
                                                       -------------          ------------      -------------          -----------
EXPENSES
  Investment advisory ...............................      2,760,130               729,161          2,366,969              706,483
  Administration ....................................             --                69,444            394,495                   --
  Transfer agent ....................................         21,646                22,200             41,000               19,629
  Custodian .........................................        126,588                36,490            255,149               37,373
  Reports to shareholders ...........................         99,999                59,800            148,000               62,812
  Directors/Trustees fees ...........................         49,993                12,100             56,250               16,511
  Registration ......................................         31,499                22,500             31,500               22,500
  Independent accountants ...........................         41,414                35,100            115,000               40,184
  Legal .............................................         31,565                25,500            140,000               33,966
  Organization ......................................         35,000                    --                 --               35,000
  Miscellaneous .....................................         72,091                21,949            138,841               32,874
                                                       -------------          ------------      -------------          -----------
    Total expenses ..................................      3,269,925             1,034,244          3,687,204            1,007,332
  Less fees waived by Advisor (Note 2) ..............             --                    --                 --             (188,396)
  Less fees paid indirectly (Note 2) ................         (9,468)               (7,690)            (3,150)             (11,465)
                                                       -------------          ------------      -------------          -----------
Net expenses ........................................      3,260,457             1,026,554          3,684,054              807,471
                                                       -------------          ------------      -------------          -----------
Net investment income ...............................     26,838,280             7,613,863         39,603,548            6,886,556
                                                       -------------          ------------      -------------          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS  AND  FOREIGN  CURRENCY TRANSACTIONS
Net realized gain (loss) on:
    Investments .....................................     (4,547,056)           (8,468,860)        18,101,904             (316,708)
    Foreign currency ................................         62,944                    --        (18,906,755)                  --
    Futures .........................................      4,562,679                    --         (3,308,400)                  --
    Interest rate swaps .............................             --                    --         (3,032,152)                  --
    Options written .................................             --                    --          1,590,479                   --
    Short sales .....................................             --                    --         (1,192,850)                  --
                                                       -------------          ------------      -------------          -----------
                                                              78,567            (8,468,860)        (6,747,774)            (316,708)
                                                       -------------          ------------      -------------          -----------
Net change in unrealized appreciation (depreciation) on:
    Investments .....................................      1,818,603             2,224,397        (21,573,791)         (12,097,234)
    Foreign currency ................................       (111,178)                   --         25,509,577                   --
    Futures .........................................       (502,793)                   --            130,268                   --
    Interest rate caps ..............................             --                    --             48,552                   --
    Interest rate swaps .............................             --                    --          1,082,492                   --
    Options written .................................       (134,580)                   --           (109,258)                  --
    Short sales .....................................             --                    --             47,663                   --
                                                       -------------          ------------      -------------          -----------
                                                           1,070,052             2,224,397          5,135,503          (12,097,234)
                                                       -------------          ------------      -------------          -----------
Net gain (loss) on investments
  and foreign currency transactions .................      1,148,619            (6,244,463)        (1,612,271)         (12,413,942)
                                                       -------------          ------------      -------------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...........................  $  27,986,899          $  1,369,400      $  37,991,277          $(5,527,386)
                                                       =============          ============      =============          ===========

(1) Commencement of investment operations for Core Bond and Strategic Bond were November 30, 2001 and February 28, 2002, respectively. The other Trusts' statements are for a full year.

(2) Interest expense for Core Bond, HighYield, Income Opportunity and Strategic Bond Trusts was $365,456, $587,553, $1,821,377 and $650,379, respectively.

                       See Notes to Financial Statements.

STATEMENTS OF CASH FLOWS
FOR THE PERIOD(1) ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS                                                                INCOME
TO NET CASH FLOWS PROVIDED BY (USED FOR)                    CORE                HIGH              OPPORTUNITY          STRATEGIC
OPERATING ACTIVITIES                                     BOND TRUST          YIELD TRUST             TRUST            BOND TRUST
                                                       ---------------     ---------------      ---------------       -----------
Net increase (decrease) in net assets resulting
  from operations ................................... $   27,986,899          $  1,369,400       $ 37,991,277        $  (5,527,386)
                                                      --------------          ------------       ------------        -------------
(Increase) decrease in investments ..................   (567,358,766)            3,632,096        (43,171,352)        (141,812,835)
Net realized (gain) loss ............................        (78,567)            8,468,860          6,747,774              316,708
(Increase) decrease in unrealized appreciation ......     (1,070,052)           (2,224,397)        (5,135,503)          12,097,234
Increase in interest rate swaps .....................             --                    --         (1,082,492)                  --
Decrease in interest rate cap .......................             --                    --                  2                   --
Increase in receivable for investments sold .........    (31,307,537)                            (101,884,829)                  --
Decrease in deposits with brokers as collateral
  for securities borrowed ...........................             --                    --         17,543,258                   --
Increase in due from broker-variation margin ........       (410,275)                   --           (780,834)                  --
(Increase) decrease in interest receivable ..........     (7,883,427)              136,398          2,320,362           (3,685,269)
(Increase) decrease in other assets .................        (12,509)               20,598            (10,241)              (2,457)
Increase in payable for investments purchased .......    184,510,811                    --        101,568,077                   --
Increase (decrease) in payable for forward currency
  contracts .........................................        129,260                    --         (1,096,137)                  --
Increase (decrease) in interest payable .............            148               (32,175)          (213,449)              35,552
Increase in options written .........................        334,219                    --            233,718                   --
Increase (decrease) in other accrued expenses .......        341,439                 7,738             (6,988)             226,084
Increase in payable for investments sold short ......             --                    --         65,638,040                   --
                                                      --------------          ------------       ------------        -------------
  Total adjustments .................................   (422,805,256)           10,009,118         40,669,406         (132,824,983)
                                                      --------------          ------------       ------------        -------------
Net cash flows provided by (used for) operating
  activities ........................................ $ (394,818,357)         $ 11,378,518       $ 78,660,683        $(138,352,369)
                                                      ==============          ============       ============        =============
INCREASE (DECREASE) IN CASH
AND FOREIGN CURRENCY
Net cash flows provided by (used for) operating
  activities ........................................ $ (394,818,357)         $ 11,378,518       $ 78,660,683        $(138,352,369)
                                                      --------------          ------------       ------------        -------------
Cash flows provided by (used for) financing
  activities:
  Capital contributions .............................    386,268,988                    --                 --          100,012,659
  Increase (decrease) in reverse repurchase
    agreements ......................................     35,402,500                    --        (50,681,300)          44,223,375
  Decrease in loan ..................................             --            (3,750,000)                --                   --
  Cash dividends paid ...............................    (27,017,825)           (7,936,285)       (25,885,698)          (5,890,967)
  Cost of Trust shares reacquired ...................             --                    --         (2,381,796)                  --
                                                      --------------          ------------       ------------        -------------
Net cash flows provided by (used for) financing
  activities ........................................    394,653,663           (11,686,285)       (78,948,794)         138,345,067
                                                      --------------          ------------       ------------        -------------
Effect of changes in exchange rate ..................             --                    --           (419,480)                  --
                                                      --------------          ------------       ------------        -------------
  Net decrease in cash and foreign currency .........       (164,694)             (307,767)          (707,591)              (7,302)
  Cash and foreign currency at beginning
    of period .......................................             --                45,695            798,922                   --
                                                      --------------          ------------       ------------        -------------
  Cash and foreign currency at end of period ........ $     (164,694)         $   (262,072)      $     91,331        $      (7,302)
                                                      ==============          ============       ============        =============

-----------------------
(1) Commencement of investment operations for Core Bond and Strategic Bond were November 30, 2001 and February 28, 2002, respectively. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1). The other Trusts' statements are for a full year.

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                CORE
                                                                             BOND TRUST                  HIGH YIELD TRUST
                                                                          ----------------      -----------------------------------
                                                                           FOR THE PERIOD
                                                                            NOVEMBER 30,          YEAR ENDED          YEAR ENDED
                                                                           2001(1) THROUGH        OCTOBER 31,         OCTOBER 31,
                                                                          OCTOBER 31, 2002           2002                2001
                                                                          ----------------      ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                                                      $  26,838,280      $   7,613,863         $  8,329,611
  Net realized gain (loss)                                                          78,567         (8,468,860)         (15,159,280)
  Net change in unrealized appreciation (depreciation)                           1,070,052          2,224,397           (4,684,007)
                                                                             -------------      -------------         ------------
Net increase (decrease) in net assets resulting from operations                 27,986,899          1,369,400          (11,513,676)
                                                                             -------------      -------------         ------------

DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                                                   (26,838,280)        (7,613,863)          (9,307,122)
  Tax return of capital distributions                                                   --           (584,069)            (735,231)
  In excess of net investment income                                              (179,545)                --                   --
                                                                             -------------      -------------         ------------
    Total dividends and distributions                                          (27,017,825)        (8,197,932)         (10,042,353)
                                                                             -------------      -------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares                              357,484,731                 --                   --
  Net proceeds from the underwriters' overallotment option exercised            28,650,000                 --                   --
  Trust shares issued in conjunction with reinvestment of dividends                134,257            261,647              208,284
  Cost of Trust shares reacquired                                                       --                 --                   --
                                                                             -------------      -------------         ------------
    Net proceeds from capital share transactions                               386,268,988            261,647              208,284
                                                                             -------------      -------------         ------------
      Total increase (decrease)                                                387,238,062         (6,566,885)         (21,347,745)
                                                                             -------------      -------------         ------------

NET ASSETS
Beginning of period                                                                     --         45,519,589           66,867,334
                                                                             -------------      -------------         ------------
End of period                                                                $ 387,238,062      $  38,952,704         $ 45,519,589
                                                                             =============      =============         ============
End of period undistributed (distributions in excess of) net
  investment income                                                          $    (144,545)     $          --         $         --

------------------
(1) Commencement of investment operations for Core Bond and Strategic Bond were November 30, 2001 and February 28, 2002, respectively. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1). The other Trusts' statements are for a full year.

                        See Notes to Financial Statements

                                                       STRATEGIC
              INCOME OPPORTUNITY TRUST                BOND TRUST
    -----------------------------------------      ----------------
                                                    FOR THE PERIOD
       YEAR ENDED              YEAR ENDED            FEBRUARY 28,
       OCTOBER 31,             OCTOBER 31,          2002(1) THROUGH
          2002                    2001             OCTOBER 31, 2002
     ---------------         ---------------       ----------------




    $ 39,603,548             $ 30,135,536            $  6,886,556
      (6,747,774)             (10,040,779)               (316,708)
       5,135,503               21,488,649             (12,097,234)
    ------------             ------------            ------------
      37,991,277               41,583,406              (5,527,386)
    ------------             ------------            ------------


     (25,885,698)              (7,856,896)             (5,890,967)
              --              (18,735,119)                     --
              --                       --                      --
    ------------             ------------            ------------
     (25,885,698)             (26,592,015)             (5,890,967)
    ------------             ------------            ------------


              --                       --              99,920,015
              --                       --                      --
              --                       --                  92,644
      (2,381,796)                (886,314)                     --
    ------------             ------------            ------------
      (2,381,796)                (886,314)            100,012,659
    ------------             ------------            ------------
       9,723,783               14,105,077              88,594,306
    ------------             ------------            ------------


     397,755,960              383,650,883                      --
    ------------             ------------            ------------
    $407,479,743             $397,755,960            $ 88,594,306
    ============             ============            ============
    $  4,974,125             $         --            $  1,005,589

FINANCIAL HIGHLIGHTS
BLACKROCK CORE BOND TRUST

                                                                                   FOR THE PERIOD
                                                                                 NOVEMBER 30, 2001(1)
                                                                                       THROUGH
                                                                                  OCTOBER 31, 2002
                                                                                 -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2) ......................................       $  14.33
                                                                                     --------
Investment operations:
   Net investment income (net of interest expense of $0.01) ..................           0.99
   Net realized and unrealized gain ..........................................           0.04
                                                                                     --------
Net increase from investment operations ......................................           1.03
                                                                                     --------
Dividends and distributions:
   From net investment income ................................................          (0.99)
   In excess of net investment income ........................................          (0.01)
                                                                                     --------
Total dividends and distributions ............................................          (1.00)
                                                                                     --------
Capital charges with respect to issuance of shares ...........................          (0.03)
                                                                                     --------
Net asset value, end of period(2) ............................................       $  14.33
                                                                                     ========
Market value, end of period(2) ...............................................       $  13.82
                                                                                     ========
TOTAL INVESTMENT RETURN(3) ...................................................          (1.02)%
                                                                                     ========
RATIOS TO AVERAGE NET ASSETS(4):
Operating expenses after expense offsets .....................................           0.93%
Operating expenses before expense offsets ....................................           0.93%
Operating expenses and interest expense ......................................           1.04%
Net investment income ........................................................           7.67%
SUPPLEMENTAL DATA:
Average net assets (000) .....................................................       $380,277
Portfolio turnover ...........................................................            419%
Net assets, end of period (000) ..............................................       $387,238
Reverse repurchase agreements outstanding, end of period (000) ...............       $165,215
Asset coverage(5) ............................................................       $  3,342

-----------------
(1)  Commencement  of  investment  operations.  This  information  includes  the
     initial   investments  by  BlackRock   Advisors,   Inc.  Net  assets  value
     immediately after the closing of the public offering was $14.30. (Note 1)

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for less than a full year is not annualized. Past performance is not a guarantee of future results.

(4)  Annualized.

(5)  Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
BLACKROCK HIGH YIELD TRUST

                                                                                                              FOR THE PERIOD
                                                                                                            DECEMBER 23, 1998(1)
                                                                             YEAR ENDED OCTOBER 31,               THROUGH
                                                                        ---------------------------------       OCTOBER 31,
                                                                        2002          2001           2000          1999
                                                                        -----         -----          -----   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............................   $   7.20        $ 10.60       $ 13.58        $ 15.00
                                                                      --------        -------       -------        -------
Investment operations:
   Net investment income (net of interest expense of $0.09,
     $0.27, $0.42 and $0.26, respectively) ........................       1.20           1.32          1.66           1.29
   Net realized and unrealized loss ...............................      (0.98)         (3.13)        (3.02)         (1.52)
                                                                      --------        -------       -------        -------
Net increase (decrease) from investment operations ................       0.22          (1.81)        (1.36)         (0.23)
                                                                      --------        -------       -------        -------
Dividends and distributions:
   From net investment income .....................................      (1.20)         (1.48)        (1.62)         (1.17)
   Tax return of capital ..........................................      (0.09)         (0.11)           --             --
                                                                      --------        -------       -------        -------
Total dividends and distributions .................................      (1.29)         (1.59)        (1.62)         (1.17)
Capital charge with respect to issuance of shares .................         --             --            --          (0.02)
                                                                      --------        -------       -------        -------
Net asset value, end of period(2) .................................   $   6.13        $  7.20       $ 10.60        $ 13.58
                                                                      ========        =======       =======        =======
Market value, end of period(2) ....................................   $   8.68        $  9.18       $ 11.88        $ 12.50
                                                                      ========        =======       =======        =======

TOTAL INVESTMENT RETURN(3) ........................................       7.97%        (11.31)%        8.23%         (9.68)%
                                                                      ========        =======       =======        =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................................       2.20%          2.03%         1.99%          1.98%(4,5)
Operating expenses and interest expense ...........................       3.45%          4.90%         5.29%          4.08%(4,5)
Net investment income .............................................      16.29%         14.23%        13.12%         10.34%(4,5)
SUPPLEMENTAL DATA:
Average net assets (000) ..........................................   $ 46,751        $58,553       $79,602        $92,116
Portfolio turnover ................................................        147%            71%           92%           121%
Net assets, end of period (000) ...................................   $ 38,953        $45,520       $66,867        $85,652
Loan outstanding, end of period (000) .............................   $ 19,250        $23,000       $33,000        $41,000
Asset coverage(6) .................................................   $  3,024        $ 2,983       $ 3,032        $ 3,094

--------------------
(1)  Commencement of investment operations (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized. Past performance is no guarantee of future results.

(4) The annualized ratio of operating expenses prior to reimbursement of expenses was 2.06%. The annualized ratio of operating expenses including interest expense prior to reimbursement was 4.16%.

(5)  Annualized.

(6)  Per $1,000 of loan outstanding.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
BLACKROCK INCOME OPPORTUNITY TRUST

                                                                                     YEAR ENDED OCTOBER 31,
                                                               -------------------------------------------------------------------
                                                                 2002           2001          2000           1999           1998
                                                               --------       --------       --------      --------       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ..........................  $  11.47       $  11.03       $  11.45      $  11.88       $  12.47
                                                               --------       --------       --------      --------       --------
Investment operations:
   Net investment income (net of interest expense
     of $0.05, $0.29, $0.32, $0.28 and $0.26,
     respectively) ..........................................      1.15           0.87          0.70           0.84           0.78
   Net realized and unrealized gain (loss) ..................     (0.05)          0.34          (0.31)        (0.46)         (0.53)
                                                               --------       --------       --------      --------       --------
Net increase from investment operations .....................      1.10           1.21           0.39          0.38           0.25
                                                               --------       --------       --------      --------       --------
Dividends and distributions:
   From net investment income ...............................     (0.75)         (0.23)         (0.39)        (0.84)         (0.81)
   In excess of net investment income .......................        --             --             --            --          (0.03)
   From net realized gains ..................................        --             --          (0.04)           --             --
   Tax return of capital ....................................        --          (0.54)         (0.41)           --             --
                                                               --------       --------       --------      --------       --------
Total dividends and distributions ...........................     (0.75)         (0.77)         (0.84)        (0.84)         (0.84)
                                                               --------       --------       --------      --------       --------
Increase resulting from Trust shares repurchased ............      0.01             --(1)        0.03          0.03             --
                                                               --------       --------       --------      --------       --------
Net asset value, end of year(2) .............................  $  11.83       $  11.47       $  11.03      $  11.45       $  11.88
                                                               ========       ========       ========      ========       ========
Market value, end of year(2) ................................  $  10.50       $  10.41       $   9.75      $   9.69       $   9.88
                                                               ========       ========       ========      ========       ========

TOTAL INVESTMENT RETURN(3) ..................................      8.44%         15.09%          9.82%         6.70%          1.34%
                                                               ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..........................................      0.93%          1.01%          0.88%         0.85%          0.88%
Operating expenses and interest expense .....................      1.53%          3.62%          3.76%         3.18%          3.01%
Net investment income .......................................     10.04%          7.76%          6.14%         7.14%          6.39%
SUPPLEMENTAL DATA:
Average net assets (000) ....................................  $394,495       $388,478       $396,157      $426,283       $444,051
Portfolio turnover ..........................................       153%            83%            82%          186%           153%
Net assets, end of year (000) ...............................  $407,480       $397,756       $383,651      $406,178       $430,107
Reverse repurchase agreements outstanding,
   end of year (000) ........................................  $ 85,704       $136,385       $178,033      $149,346       $173,520
Asset coverage(4) ...........................................  $  5,755       $  3,916       $  3,155      $  3,720       $  3,479

----------------
(1)  Less than $.005 per share.

(2) Net asset value and market value published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results.

(4)  Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data, for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

--------------------------------
 BLACKROCK STRATEGIC BOND TRUST
--------------------------------

                                                                 FOR THE PERIOD
                                                                  FEBRUARY 28,
                                                                    2002(1)
                                                                    THROUGH
                                                                OCTOBER 31, 2002
                                                                ----------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period(2) ..........................  $  14.33
                                                                    --------
Investment operations:
   Net investment income (net of interest expense of $0.09) ......      0.98
   Net realized and unrealized loss on investments ...............     (1.77)
                                                                    --------
Net increase from investment operations ..........................     (0.79)
                                                                    --------
Dividends from net investment income .............................     (0.84)
                                                                    --------
Capital charges with respect to issuance of shares ...............     (0.07)
                                                                    --------
Net asset value, end of period(2) ................................  $  12.63
                                                                    ========
Market value, end of period(2) ...................................  $  12.35
                                                                    ========
TOTAL INVESTMENT RETURN(3) .......................................    (12.34)%
                                                                    ========
RATIOS TO AVERAGE NET ASSETS(4):
Operating expenses after fee waiver and expense offsets ..........      1.25%
Operating expenses before fee waiver and expense offsets .........      1.56%
Net operating expenses and interest expense ......................      2.26%
Total operating expenses and interest expense ....................      2.57%
Net investment income ............................................     10.68%
SUPPLEMENTAL DATA:
Average net assets (000) .........................................  $ 95,675
Portfolio turnover ...............................................        22%
Net assets, end of period (000) ..................................  $ 88,594
Reverse repurchase agreements outstanding, end of period (000) ...  $ 44,223
Asset coverage(5) ................................................  $  3,003

----------
(1) Commencement of investment operations. This information includes the initial investments by BlackRock Advisors, Inc. Net asset value immediately after the closing of the public offering was $14.25 (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for less than a full year is not annualized. Past performance is not a guarantee of future results.

(4)  Annualized.

(5)  Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING  POLICIES

The BlackRock Core Bond Trust ("Core Bond"), The BlackRock High Yield Trust ("High Yield"), and BlackRock Strategic Bond Trust ("Strategic Bond") were organized as Delaware business trusts on October 12, 2001, August 10, 1998 and January 17, 2002, respectively. Core Bond had no transactions until October 15, 2001 when the Trust sold 9,425 common shares for $135,014 to BlackRock Advisors, Inc. Investment operations for Core Bond commenced on November 30, 2001. Strategic Bond had no transactions until February 20, 2002, when the Trust sold 9,425 common shares for $135,014 to BlackRock Advisors, Inc. Investment operations for Strategic Bond commenced on February 28, 2002. The BlackRock Income Opportunity Trust, Inc. ("Income Opportunity"), formerly The BlackRock North American Government Income Trust, Inc., was organized as a Maryland corporation on October 17, 1991. Each Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940. The ability of issuers of debt securities held by the Trusts to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that a Trust's investment objectives will be achieved.

The following is a summary of significant accounting policies followed by the Trusts.

SECURITIES VALUATION: The Trusts value most of their securities on the basis of current market quotations provided by dealers or pricing services selected under the supervision of each Trust's Board of Directors/Trustees (the "Board"). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, each Trust's Board.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Each Trust also records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When a Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether a Trust has realized a gain or a loss on investment transactions. A Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trusts, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing may be used by the Trusts as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that a Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that a Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, a Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trusts are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trusts closely monitor swaps and do not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether a Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trusts to manage the duration of the Trusts' portfolios in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trusts' portfolios and their exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio's duration, making them less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trusts experience primarily in the form of leverage.

     The Trusts are exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trusts do not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trusts are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trusts to both manage the duration of the portfolios and their exposure to changes in short-term interest rates. Selling interest rate floors reduces a portfolios duration, making it less sensitive to changes in interest rates from a market value perspective. The Trusts' leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trusts receive.

     The Trusts are exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trusts do not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trusts are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trusts, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trusts may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

FORWARD CURRENCY CONTRACTS: The Trusts enter into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the for-
ward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

     Forward currency contracts, when used by the Trusts, help to manage the overall exposure to the foreign currency backing some of the investments held by the Trusts. Forward currency contracts are not meant to be used to eliminate all of the exposure to the foreign currency, rather they allow the Trusts to limit their exposure to foreign currency within a narrow band to the objectives of the Trusts.

FOREIGN CURRENCY TRANSLATION: Foreign currency amounts are translated into United States dollars on the following basis:

     (i)  market   value   of   investment   securities,    other   assets   and
          liabilities--at the New York City noon rates of exchange.

     (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     The Trusts isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trusts isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

     Net realized and unrealized foreign exchange gains and losses including realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trusts' books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

SHORT SALES: The Trusts may make short sales of securities as a method of managing potential price declines in similar securities owned. When a Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trusts may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trusts may lend their portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trusts may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trusts receive compensation for lending their securities in the form of interest on the loan. The Trusts also continue to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the accounts of the Trusts.

     The Trusts did not enter into any security lending transactions during the period ended October 31, 2002.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is each Trust's (excluding Strategic Bond) intention to continue, and Strategic Bond intends to elect, to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of their taxable income to shareholders. Therefore, no Federal income tax provisions are required.

DIVIDENDS AND DISTRIBUTIONS: Each Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under the revised deferred compensation plan approved by each Trust's Board of Directors/Trustees on September 20, 2002, non-interested Directors/Trustees may elect to defer receipt of all or a portion of their annual compensation and beginning on January 1, 2003 will be required to defer a portion of their annual compensation pursuant to the plan.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Directors/Trustees. This has the same economic effect for the Directors/Trustees as if the Directors/Trustees had invested the deferred amounts in such other BlackRock Trusts.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors/Trustees in order to match its deferred compensation obligations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: In order to present undistributed (distribution in excess of) net investment income ("UNII"), accumulated net realized gain ("Accumulated Gain"), paid-in capital ("PIC") and accumulated net realized and unrealized foreign currency gain ("Foreign Currency Gain") more closely to its tax character the following accounts were increased (decreased):

                                    ACCUMULATED                      FOREIGN
FUND                    UNII            GAIN            PIC       CURRENCY GAIN
-----                   -----       -----------    -----------    -------------
Core Bond              $ 35,000            --       $ (35,000)              --
High Yield              584,069            --        (584,069)              --
Income Opportunity   (8,743,725)      $(7,223)     (3,162,248)     $11,913,196
Strategic Bond           10,000            --         (10,000)              --

     Net investment income, net realized losses and net assets were not affected by this change.

NOTE 2. AGREEMENTS

Each Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc. serves as sub-advisor to both Core Bond and Strategic Bond. BlackRock, Inc. is an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc. The investment management agreement on Core Bond and Strategic Bond covers both investment advisory and administration services. High Yield and Income Opportunity have an Administration Agreement with Prudential Investments LLC, an indirect, wholly-owned subsidiary of Prudential Financial, Inc. High Yield also has an Administration Agreement with BlackRock Advisors, Inc.

     Each Trust's investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate, 0.55% for Core Bond, 1.05% for High Yield and 0.75% for Strategic Bond, of each Trust's average weekly managed assets and 0.60% for Income Opportunity of the Trust's average weekly net assets. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on Strategic Bond as a percentage of its average weekly managed assets as follows: 0.20% for the first five years of the Trust's operations, 0.15% in year six, 0.10% in year seven and 0.05% in year eight. The investment advisory fee and waiver amount (if applicable) for each Trust for the periods ended October 31, 2002, 2001 and 2000, were as follows:

                                  OCTOBER 31, 2002                    OCTOBER 31, 2001                   OCTOBER 31, 2000
                              ------------------------            ------------------------           ------------------------
FUND                          ADVISORY FEE      WAIVER            ADVISORY FEE        WAIVER         ADVISORY FEE        WAIVER
----                          ------------      ------            ------------        ------         ------------        ------
Core Bond                      $2,760,130            --                   N/A           N/A                  N/A           N/A
High Yield                        729,161            --            $  916,038            --           $1,245,466            --
Income Opportunity              2,366,969            --             2,337,271            --            2,390,043            --
Strategic Bond                    706,483      $188,396                   N/A           N/A                  N/A           N/A

     The administration fee paid to each Trust's respective administrator(s) is computed weekly and payable monthly based on an annual rate, 0.10% for High Yield based on its average weekly managed assets and 0.10% for Income Opportunity based on its average weekly net assets. The total dollar amounts paid to the administrators by the Trusts for the years ended October 31, 2002, 2001 and 2000, were as follows:

FUND                OCTOBER 31, 2002     OCTOBER 31, 2001       OCTOBER 31, 2000
----                ----------------     ----------------       ----------------
High Yield              $ 69,444             $ 87,242               $118,616
Income Opportunity       394,495              389,545                398,340

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor. The Advisor pays occupancy and certain clerical and accounting costs for Core Bond and Strategic Bond. Each Trust's respective administrator(s) pay occupancy and certain clerical and accounting costs of their respective Trust(s). Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to each Trust.

     Pursuant to the terms of their custody agreements, Core Bond, High Yield, Income Opportunity and Strategic Bond received earnings credits from their custodian for positive cash balances maintained, which are used to offset custody fees, in the amounts $9,468, $7,690, $3,150 and $11,465, respectively.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. Government securities, for the period ended October 31, 2002, aggregated as follows:

                  FUND                PURCHASES             SALES
           ------------------      --------------      --------------
           Core Bond               $1,743,205,151      $1,278,867,949
           High Yield                  97,496,231         101,292,491
           Income Opportunity         680,737,998         651,566,679
           Strategic Bond             171,719,108          28,252,697

Purchases and sales of U.S. Government securities for the period ended October 31, 2002, aggregated as follows:

                  FUND                PURCHASES             SALES
           ------------------      --------------      --------------
           Core Bond               $1,209,289,096      $1,127,503,149
           High Yield                          --                  --
           Income Opportunity          73,318,243          52,184,193
           Strategic Bond               1,093,820                  --

The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNCBank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     At October 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross/net unrealized appreciation/depreciation for securities held by each Trust were as follows:

FUND                     COST       APPRECIATION    DEPRECIATION        NET
----                 ------------   ------------    ------------   -------------
Core Bond            $567,257,653   $11,819,696     $10,569,964    $  1,249,732
High Yield             80,605,745     1,551,531      25,881,270     (24,329,739)
Income Opportunity    555,335,085    11,165,690       7,762,931       3,402,759
Strategic Bond        141,496,127     1,534,099      13,631,333     (12,097,234)

     For Federal income tax purposes, the following Trusts had capital loss carryforwards at October 31, 2002:

              CAPITAL LOSS                               CAPITAL LOSS
             CARRYFORWARDS                              CARRYFORWARDS
FUND             AMOUNT      EXPIRES        FUND            AMOUNT       EXPIRES
----          ------------   -------   --------------   -------------    -------
High Yield    $ 3,443,603     2007     Strategic Bond      $316,708       2010
                3,270,311     2008
               15,159,280     2009
                8,468,860     2010
              -----------
              $30,342,054
              ===========

     Accordingly, no capital gain distributions are expected to be paid to shareholders of a Trust until that Trust has net realized capital gains in excess of its carryforward amounts.

     Details of open financial futures contracts at October 31, 2002 were as follows:

                                                                                                                      UNREALIZED
                              NUMBER OF                         EXPIRATION        VALUE AT          VALUE AT         APPRECIATION
FUND                          CONTRACTS          TYPE              DATE          TRADE DATE     OCTOBER 31, 2002    (DEPRECIATION)
----                          ---------          ----           ----------       ----------     ----------------    --------------
      LONG POSITIONS:
Core Bond                        803      10 Yr. U.S. T-Note     Dec. '02        $91,608,893       $92,119,128         $ 510,235
                                 386      30 Yr. U.S. T-Bond     Dec. '02         43,000,936        42,713,313          (287,623)
                                                                                                                       ---------
                                                                                                                       $ 222,612
                                                                                                                       =========

Income Opportunity              1,177     10 Yr. U.S. T-Note     Mar. '03        133,207,711       133,552,719         $ 345,008
                                1,191     30 Yr. U.S. T-Bond     Mar. '03        130,307,310       130,302,844            (4,466)
                                                                                                                       ---------
                                                                                                                       $ 340,542
                                                                                                                       =========
      SHORT POSITIONS:

Core Bond                        (461)     5 Yr. U.S. T-Note     Dec. '02        (51,706,142)      (52,431,547)        $(725,405)
Income Opportunity             (1,102)     5 Yr. U.S. T-Note     Mar. '03       (123,404,914)     (123,957,781)        $(552,867)

     Details of open forward currency contracts at October 31, 2002 were as follows:

FUND AND                                    VALUE AT     VALUE AT
FOREIGN         SETTLEMENT    CONTRACT     SETTLEMENT   OCTOBER 31,  UNREALIZED
CURRENCY           DATE      TO RECEIVE       DATE         2002     DEPRECIATION
-------------   ----------   ----------    ----------   ----------  ------------
SOLD:
Core Bond

Euro             11/27/02    5,986,796 A   $5,858,080   $5,909,629    $ 51,549
Swedish Krona    11/12/02   50,391,090 kr   5,420,556    5,481,141      60,585
                                                                      --------
                                                                      $112,134
                                                                      ========

   Details of open interest rate swaps at October 31, 2002 were as follows:

                NOTIONAL                                            UNREALIZED
                 AMOUNT     FIXED       FLOATING    TERMINATION    APPRECIATION
FUND              (000)      RATE         RATE          DATE      (DEPRECIATION)
-------------    -------   --------   -------------   --------     -----------
Income           $26,000   5.46%(b)   3-month LIBOR   10/28/22     $ (613,041)
  Opportunity      9,000   5.71%(a)   3-month LIBOR    5/22/06        887,536
                  47,000   5.73%(a)   3-month LIBOR    5/04/06      1,841,789
                                                                   ----------
                                                                   $2,116,284
                                                                   ==========

----------
(a)  Trust pays floating  interest rate and receives  fixed rate.

(b)  Trust pays fixed rate and receives floating rate.

     Transactions in options written during the period ended October 31, 2002 were as follows:

                                                        CONTRACTS/
                                                         NOTIONAL
                                                          AMOUNT       PREMIUM
FUND                                                       (000)      RECEIVED
----                                                     --------    ----------

CORE BOND
   Options outstanding at November 30, 2001                    --            --
   Options written                                            138    $  199,639
   Options terminated in closing purchase transactions         --            --
                                                         --------    ----------
   Options outstanding at October 31, 2002                    138    $  199,639
                                                         ========    ==========
INCOME OPPORTUNITY
   Options outstanding at October 31, 2001                     --            --
   Options written                                       $305,500    $2,253,367
   Options terminated in closing purchase transactions   (264,800)   (1,652,671)
   Options expired                                        (34,700)     (476,236)
                                                         --------    ----------
   Options outstanding at October 31, 2002               $  6,000    $  124,460
                                                         ========    ==========

NOTE 4.  BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trusts may enter into reverse repurchase agreements with qualified, third-party broker-dealers as determined by and under the direction of the Trust's Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

     The average daily balance and weighted average interest rate of United States reverse repurchase agreements during the period ended October 31, 2002 for each Trust were as follows:

                                   AVERAGE DAILY         WEIGHTED AVERAGE
            FUND                       BALANCE             INTEREST RATE
            ----                   -------------         ----------------
            Core Bond               $35,207,374                1.04%
            High Yield                    4,726                2.38
            Income Opportunity       36,152,825                1.93
            Strategic Bond           44,889,365                1.45

     Income Opportunity entered into Canadian reverse repurchase agreements during the period ended October 31, 2002. The average daily balance was C$48,071,169 at a weighted average interest rate of 2.41%.

DOLLAR ROLLS: The Trusts may enter into dollar rolls in which a Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trusts forgoes principal and interest paid on the securities. The Trusts will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

LOAN PAYABLE: High Yield has a $32 million committed credit facility (the "facility"). Under the terms of the facility, the Trust borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The Trust may borrow up to 331/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Trust has pledged its portfolio assets as collateral for the borrowing.

     For the year ended October 31, 2002, High Yield borrowed a daily weighted average balance of $22,663,699 at a weighted average interest rate at 2.65%. The maximum amount of borrowing outstanding at any month-end during the period was $23,000,000, as of April 30, 2002, which was 33.33% of total assets.

NOTE 5.  CAPITAL

There are 200 million of $.01 par value common shares authorized for Income Opportunity. There are also an unlimited number of $.001 par value common shares authorized in each of the following Trusts: Core Bond, High Yield and Strategic Bond. At October 31, 2002, the common shares outstanding and the shares owned by affiliates of the Advisor of each Trust were:

                                      COMMON SHARES          COMMON SHARES
           FUND                        OUTSTANDING               OWNED
           ----                       -------------          -------------
           Core Bond                   27,018,774               9,425
           High Yield                   6,351,968               6,952
           Income Opportunity          34,449,693               7,093
           Strategic Bond               7,016,154               9,425

     Transactions in common shares of beneficial interest for Core Bond from November 30, 2001 (commencement of investment operations) through October 31, 2002, and for Strategic Bond from February 28, 2002, (commencement of investment operations) through October 31, 2002, were as follows:

                                                              SHARES FROM
                         -----------------------------------------------------------------------------------------
                              INITIAL         UNDERWRITERS' EXERCISING       REINVESTMENT        NET INCREASE IN
FUND                     PUBLIC OFFERING     THE OVER-ALLOTMENT OPTION       OF DIVIDENDS       SHARES OUTSTANDING
----                     ---------------     -------------------------       ------------       ------------------
Core Bond                   25,009,425               2,000,000                   9,349              27,018,774
Strategic Bond               7,009,425                      --                   6,729               7,016,154

     During the year ended October 31, 2002, High Yield issued 27,048 additional shares under the terms of its dividend reinvestment plan.

     During the year ended October 31, 2002, Income Opportunity repurchased a total of 238,100 shares of its outstanding common shares at a cost of $2,381,796, at an average discount of approximately 9.8% from its net asset value. These shares are being held in treasury.

     Offering costs incurred in connection with Core Bond and Strategic Bond offering of common shares have been charged to paid-in capital in excess of par of the common shares were as follows:

FUND                          OFFERING COST
----                          -------------
Core Bond                       $775,283
Strategic Bond                   490,000

NOTE 6. DIVIDENDS

Subsequent to October 31, 2002, the Board of each of the Trusts declared dividends from undistributed earnings per common share payable November 29, 2002, to shareholders of record on November 15, 2002. The per share common dividends declared were as follows:

                             COMMON DIVIDEND
FUND                            PER SHARE
----                          -------------
Core Bond                       $0.100000
High Yield                       0.096875
Income Opportunity               0.062500
Strategic Bond                   0.120000

NOTE  7.  COMMITMENT

On October 9, 1997, Income Opportunity entered into a commitment to purchase an aggregate of up to $22,000,000 of Overseas Private Investment Corp. securities prior to the commitment expiration on September 30, 2003. To date the Trust has purchased such securities with a market value of $15,221,103 at October 31, 2002.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Trustees/Directors and Shareholders of:

     The BlackRock Core Bond Trust, The BlackRock High Yield Trust, The BlackRock Income Opportunity Trust (formerly The BlackRock North American Government Income Trust), and BlackRock Strategic Bond Trust (collectively the "Trusts").

     We have audited the accompanying statements of assets and liabilities of the Trusts, including the portfolios of investments, as of October 31, 2002, and the related statements of operations and cash flows for the year or period then ended, the statements of changes in net assets for the period and years then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of October 31, 2002, the results of their operations, cash flows, the statements of changes in net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

DIRECTORS/TRUSTEES INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Name, address, age     Andrew F. Brimmer                    Richard E. Cavanagh                  Kent Dixon
                       P.O. Box 4546                        P.O. Box 4546                        P.O. Box 4546
                       New York, NY 10163-4546              New York, NY 10163-4546              New York, NY 10163-4546
                       Age: 76                              Age: 56                              Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Current positions      Lead Director/Trustee                Director/Trustee                     Director/Trustee
held with the Funds    Audit Committee Chairman             Audit Committee Member               Audit Committee Member
------------------------------------------------------------------------------------------------------------------------------------
Term of office and     3 years(2) / since inception(3)      3 years(2) / since inception(3)      3 years(2) / since inception(3)
length of time served
------------------------------------------------------------------------------------------------------------------------------------
Principal occupations  President of Brimmer & Company,      President and Chief Executive        Consultant/Investor. Former
during the past        Inc., a Washington, D.C.-based       Officer of The Conference Board,     President and Chief Executive
five years             economic and financial consulting    Inc., a leading global business      Officer of Empire Federal Savings
                       firm, also Wilmer D. Barrett         membership organization, from        Bank of America and Banc PLUS
                       Professor of Economics, University   1995-present. Former Executive Dean  Savings Association, former
                       of Massachusetts - Amherst.          of the John F. Kennedy School of     Chairman of the Board, President
                       Formerly member of the Board of      Government at Harvard University     and Chief Executive Officer of
                       Governors of the Federal Reserve     from 1988-1995. Acting Director,     Northeast Savings.
                       System. Former Chairman, District    Harvard Center for Business and
                       of Columbia Financial Control        Government (1991-1993). Formerly
                       Board.                               Partner (principal) of McKinsey &
                                                            Company, Inc. (1980- 1988). Former
                                                            Executive Director of Federal Cash
                                                            Management, White House Office of
                                                            Management and Budget (1977-1979).
                                                            Co-author, THE WINNING PERFORMANCE
                                                            (best selling management book
                                                            published in 13 national editions).
------------------------------------------------------------------------------------------------------------------------------------
Number of portfolios   44(4)                                44(4)                                 44(4)
overseen within the
fund complex
------------------------------------------------------------------------------------------------------------------------------------
Other Directorships    Director of CarrAmerica Realty       Trustee Emeritus, Wesleyan            Former Director of ISFA (the owner
held outside of the    Corporation and Borg-Warner          University, Trustee: Drucker          of INVEST, a national securities
fund complex           Automotive. Formerly Director of     Foundation, Airplanes Group,          brokerage service designed for
                       AirBorne Express, BankAmerica        Aircraft Finance Trust (AFT) and      banks and thrift institutions).
                       Corporation (Bank of America), Bell  Educational Testing Service (ETS).
                       South Corporation, College           Director, Arch Chemicals, Fremont
                       Retirement Equities Fund (Trustee),  Group and The Guardian Life
                       Commodity Exchange, Inc. (Public     Insurance Company of America.
                       Governor), Connecticut Mutual Life
                       Insurance Company, E.I. DuPont de
                       Nemours & Company, Equitable Life
                       Assurance Society of the United
                       States, Gannett Company,
                       Mercedes-Benz of North America, MNC
                       Financial Corporation (American
                       Security Bank), NCM Capital
                       Management, Navistar International
                       Corporation, PHH Corp. and UAL
                       Corporation (United Airlines).
------------------------------------------------------------------------------------------------------------------------------------
For "Interested
Director/Trustee"
Relationships, events
or transactions by
reason of which the
Director/trustee is
an interested person
as defined in Section
2(a)(19)(1940 Act)
------------------------------------------------------------------------------------------------------------------------------------

(1) Interested Director/Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.

(2) The Board of Directors/Trustees is classified into three classes of which one class is elected annually. Each Director/Trustee serves a three year term concurrent with the class from which he is elected.

(3) Commencement of investment operations for Core Bond, High Yield, Income Opportunity and Strategic Bond were November 30, 2002, December 23, 1998, December 27, 1991 and February 28, 2002, respectively.

(4) The fund complex currently consists of 44 separate closed-end funds, each with one investment portfolio.

(5) For Income Opportunity, except during the period 08/12/93 through 4/15/97, and for High Yield and Income Opportunity except during the period 10/31/02 through 11/02/02 for all of the Trusts.

------------------------------------------------------------------------------------------------------------------------------------
                  INDEPENDENT DIRECTORS/TRUSTEES (CONTINUED)                               INTERESTED DIRECTORS/TRUSTEES(1)
---------------------------------------------------------------------------------   ------------------------------------------------
Frank J. Fabozzi          James Clayburn La Force, Jr.    Walter F. Mondale         Ralph L. Schlosstein(1)  Robert S. Kapito(1)
P.O. Box 4546             P.O. Box 4546                   P.O. Box 4546             40 East 52nd Street      40 East 52nd Street
New York, NY 10163-4546   New York, NY 10163-4546         New York, NY 10163-4546   New York, NY 10154       New York, NY 10154
Age: 54                   Age: 73                         Age: 74                   Age: 51                  Age: 45
---------------------------------------------------------------------------------   ------------------------------------------------
Director/Trustee          Director/Trustee                Director/Trustee          Chairman of the Board    President and
                                                                                                             Director/Trustee
---------------------------------------------------------------------------------   ------------------------------------------------
3 years(2) /              3 years(2) /                    3 years(2) /              3 years(2) /             3 years(2) /
since inception(3)        since inception(3)              since inception(3,5)      since inception(3)       since August 22, 2002
---------------------------------------------------------------------------------   ------------------------------------------------
Consultant. Editor of     Dean Emeritus of The John E.    Partner, Dorsey &         Director since 1999 and  Vice Chairman of
THE JOURNAL OF            Anderson Graduate School of     Whitney, a law firm       President of BlackRock,  BlackRock, Inc. Head
PORTFOLIO MANAGEMENT      Management, University of       (December 1996-present,   Inc. since its           of the Portfolio
and Adjunct Professor     California since July 1,        September 1987-August     formation in 1998 and    Management Group.
of Finance at the         1993. Acting Dean of The        1993). Formerly U.S.      of BlackRock, Inc.'s     Also a member of the
School of Management at   School of Business, Hong Kong   Ambassador to Japan       predecessor entities     Management Committee,
Yale University. Author   University of Science and       (1993-1996). Formerly     since 1988. Member of    the Investment Strategy
and editor of several     Technology 1990-1993. From      Vice President of the     the Management           Group, the Fixed Income
books on fixed income     1978 to September 1993, Dean    United States, U.S.       Committee and            and Global Operating
portfolio management.     of The John E. Anderson         Senator and Attorney      Investment Strategy      Committees and the
Visiting Professor of     Graduate School of              General of the State      Group of BlackRock,      Equity Investment
Finance and Accounting    Management, University of       of Minnesota. 1984        Inc. Formerly, Managing  Strategy Group.
at the Sloan School       California.                     Democratic Nominee        Director of Lehman       Responsible for the
of Management,                                            for President of the      Brothers, Inc. and       portfolio management of
Massachusetts Institute                                   United States.            Co-head of its Mortgage  the Fixed Income,
of Technology from 1986                                                             and Savings              Domestic Equity and
to August 1992.                                                                     Institutions Group.      International Equity,
                                                                                    Currently, Chairman of   Liquidity, and
                                                                                    each of the closed-end   Alternative Investment
                                                                                    Trusts in which          Groups of BlackRock.
                                                                                    BlackRock Advisors,      Currently President and
                                                                                    Inc. acts as investment  a Trustee of each of
                                                                                    advisor.                 the closed-end Trusts
                                                                                                             in which BlackRock
                                                                                                             Advisors, Inc. acts as
                                                                                                             investment advisor.
---------------------------------------------------------------------------------   ------------------------------------------------
44(4)                     44(4)                           44(4)                     44(4)                    44(4)
---------------------------------------------------------------------------------   ------------------------------------------------
Director, Guardian        Director, Jacobs Engineering                              Chairman and President   Chairman of the Hope
Mutual Funds Group.       Group, Inc., Payden & Rygel                               of the BlackRock         and Heroes Children's
(18 portfolios)           Investment Trust, Provident                               Provident Institutional  Cancer Fund. President
                          Investment Counsel Funds.                                 Funds (10 portfolios)    of the Board of
                          Advisors Series Trust, Arena                              and Director of          Directors of the
                          Pharmaceuticals, Inc. and                                 Anthricite Capital,      Periwinkle National
                          CancerVax Corporation.                                    Inc. and several of      Theatre for Young
                                                                                    BlackRock's alternative  Audiences. Director of
                                                                                    investment vehicles.     icruise.com, Corp.
                                                                                    Currently, a Member of
                                                                                    the Visiting Board of
                                                                                    Overseers of the John
                                                                                    F. Kennedy School of
                                                                                    Government at Harvard
                                                                                    University, the
                                                                                    Financial Institutions
                                                                                    Center Board of the
                                                                                    Wharton School of the
                                                                                    University of
                                                                                    Pennsylvania, a Trustee
                                                                                    of Trinity School in
                                                                                    New York City and a
                                                                                    Trustee of New Visions
                                                                                    for Public Education in
                                                                                    New York City.
                                                                                    Formerly, a Director of
                                                                                    Pulte Corporation and a
                                                                                    Member of Fannie Mae's
                                                                                    Advisory Council.
---------------------------------------------------------------------------------   ------------------------------------------------
                                                                                    Director and President   Vice Chairman of the
                                                                                    of the Advisor.          Advisor
---------------------------------------------------------------------------------   ------------------------------------------------

                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends paid by the Trusts during its fiscal year ended October 31, 2002.

     During the fiscal year ended October 31, 2002, the Trusts paid dividends and distributions as follows:

                                                NON-TAXABLE
                        ORDINARY INCOME      RETURN OF CAPITAL
  FUND                     PER SHARE             PER SHARE           TOTAL
--------                   ---------         -----------------     --------
Core Bond                  $1.00000                  --            $1.00000
High Yield                  1.20375               $0.09             1.29375
Income Opportunity          0.75000                  --             0.75000
Strategic Bond              0.84000                  --             0.84000

     Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 2002 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2003.

                           DIVIDEND REINVESTMENT PLANS
--------------------------------------------------------------------------------

     Pursuant to each Trust's respective Dividend Reinvestment Plan (the "Plan"), shareholders of Core Bond, High Yield and Strategic Bond are automatically enrolled, while shareholders of Income Opportunity may elect, to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in the respective Trust's shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

     After Core Bond, High Yield and/or Strategic Bond declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by the purchase of outstanding shares on the open market, on the Trust's primary exchange or elsewhere ("open market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     After Income Opportunity declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account through open market purchases. The Trust will not issue any new shares under the Plan.

     Participants in the Plans may withdraw from the Plans upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, MA 02021 or (800) 699-1BFM.

                              INVESTMENT SUMMARIES
--------------------------------------------------------------------------------

WHO MANAGES THE TRUSTS?

BlackRock Advisors, Inc. (the "Advisor") manages the Trusts. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $246 billion of assets under management as of September 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is majority-owned by The PNC Financial Services Group, Inc. (NYSE: PNC), and by BlackRock employees.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DO THE TRUSTS PAY DIVIDENDS REGULARLY?

The Trusts' common shares are traded on the New York Stock Exchange (NYSE), which provide investors with liquidity on a daily basis. Orders to buy or sell shares of the Trusts must be placed through a registered broker or financial advisor. The Trusts pay monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the respective Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUSTS

The Trusts employ leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trusts to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the potential benefit to the Trusts from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trusts, which can improve the performance of the Trusts in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trusts use of leverage and may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

The Trusts are intended to be long-term investments and are not short-term trading vehicles.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trusts are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividends the Trusts are currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trusts may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trusts utilize leverage through the use of reverse repurchase agreements and dollar rolls (High Yield leverages through the use of a committed credit facility). The Trust's net asset value and market value may be more volatile due to the use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trusts trade on the New York Stock Exchange (NYSE) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their NAV.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trusts may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping a Trust achieve its primary objectives.

HIGH YIELD RISK. The Trusts may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. A Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trusts may invest in securities that are illiquid, although under current market conditions the Trusts expect to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in a Trust's business or management more difficult without the approval of the Trusts' Board of Directors/Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

------------------------------------------------------------------
 BLACKROCK CORE BOND TRUST AND BLACKROCK INCOME OPPORTUNITY TRUST
------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trusts' investment objective is to provide current income and capital appreciation.

WHAT CAN THE TRUSTS INVEST IN?

Under normal market conditions, the Trusts expect to be fully invested in debt securities. The Trusts invest at least 75% of their total managed assets in debt securities that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by the Trusts' investment advisor and/or sub-advisor. The Trusts may invest its remaining assets in high yield bonds that at the time of investment are rated C or above by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trusts' investment advisor and/or sub-advisor. The Trusts' fixed income investments include a broad range of debt securities, including corporate bonds, U.S. Government and agency securities and mortgage-related securities. The Trusts may invest up to 10% of their total managed assets in bonds issued in foreign currencies.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor seeks to meet the Trusts' investment objective by managing the assets of the Trusts so as to provide current income and capital appreciation. Under current market conditions, the duration of the Trusts are expected to be within +/- 20% of the duration of the ten-year Treasury note. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

The Advisor anticipates investing in corporate bonds the investment return of which reflects interest on the security and changes in the market value of the security. The Advisor's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific, bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit trends before market recognition.

The Trusts also invest in bonds that are believed by the Advisor to be underrated or undervalued or have the potential for above-average current income and capital appreciation. The Trusts' investment in underrated or undervalued bonds is based on the Advisor's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The lowest rated bonds in which the Trusts may invest are securities rated in the category C or determined by the Advisor to be of comparable quality at the time of purchase. The Trusts may also invest in mortgage-related securities. Traditional residential mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trusts. Mortgage-backed securities typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

The Trusts may also invest in debt securities issued in foreign currencies and emerging market countries. With respect to debt securities of foreign issuers, the Trusts intend to invest primarily in securities of governments or established companies based in developed countries, the value of which may be adversely affected by risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Investment in debt securities of issuers based in underdeveloped emerging markets entails heightened risks of investing in foreign securities.

For important information about Income Opportunity Trust see "Additional Information" on page 52.

----------------------------
 BLACKROCK HIGH YIELD TRUST
----------------------------

INVESTMENT OBJECTIVE

The Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's, lower than BBB by S&P or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, preferred stocks, payment in kind securities, deferred payment securities, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

In pursuing the Trust's investment objective by investing in high yield securities, the Advisor will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Advisor will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Advisor believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future; and utilizing the expertise and experience of the management team to make investment decisions.

--------------------------------
 BLACKROCK STRATEGIC BOND TRUST
--------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to seek total return through high current income and capital appreciation.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust will invest a significant portion of its total managed assets (between 75% and 35%) in corporate fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P, similarly rated by other nationally recognized rating agencies or not rated by any rating agency but which the investment advisors believe are comparable to securities rated in these categories. The remainder of the Trust's assets are invested in investment grade securities. The Trust invests primarily in a diversified portfolio of fixed income, debt securities including corporate bonds, U.S. government and agency securities, mortgage-related securities and other types of fixed income securities. The Trust may also invest up to 20% of its total managed assets in bonds issued in foreign currencies.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor seeks to meet the Trust's investment objective by managing the assets of the Trust so as to seek total return through high current income and capital appreciation. The Advisor continually analyzes the markets for income securities and periodically reallocates the Trust's investments between corporate bonds and other income securities and between lower grade and investment grade securities to seek to achieve the Trust's investment objective.

In selecting income securities for the Trust's portfolio, the Advisor seeks to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor believes that this strategy should enhance the Trust's ability to seek total return. The Advisor's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Advisor may also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Advisor applies its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. In managing the assets of the Trust, the Advisor utilizes an active management approach that stresses the flexibility to reallocate investments as appropriate. The Advisor diversifies the Trust's portfolio of assets in an effort to minimize exposure to individual securities, issuers and industries.

The Advisor's investment in corporate bonds and the investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The Advisor's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific, bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit trends before market recognition.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Except for Income Opportunity Trust, there have been no material changes in the Trusts' investment objectives or policies that have not been approved by the shareholders or to its charters or by-laws or in the principal risk factors associated with investment in the Trusts. Except for Income Opportunity Trust, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts' portfolios.

     Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trusts and is not intended to incorporate BlackRock's website into this report.

     Certain of the officers of the Trusts listed on the inside back cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Robert S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Henry Gabbay and Anne Ackerley--Managing Directors of the Advisor and the Sub-Advisor and Richard M. Shea and James Kong--Managing Directors oF the Sub-Advisor.

     Income  Opportunity,   formerly  known  as  The  BlackRock  North  American
Government Income Trust, Inc. ("BNA"), held a Special Meeting of Stockholders on July 31, 2002 to vote on three proposals.

     Shareholders approved all proposals. The results of the voting were as follows:

          1.   Proposal to approve a change in BNA's investment objective

             VOTED FOR           VOTED AGAINST          ABSTENTIONS
             ----------          -------------          -----------
             19,156,753            1,741,554               406,071


          2. Proposal to modify BNA's fundamental investment restriction concerning investment in real estate

             VOTED FOR           VOTED AGAINST          ABSTENTIONS
             ----------          -------------          -----------
             19,204,647             1,679,682               420,049


          3. Proposal to modify BNA's fundamental investment restriction concerning short sales

             VOTED FOR           VOTED AGAINST          ABSTENTIONS
             ----------          -------------          -----------
             19,015,003             1,822,240               467,135

     As a result of these proposals, shareholders approved the restructuring of BNA into a fund that is focused on achieving total return primarily through investment in portfolio of U.S. investment grade bonds. Approximately one to two months after the shareholder meeting, the Advisor completed this restructuring by selling substantially all of BNA's Canadian securities and investing primarily in a portfolio of U.S. investment grade bonds. For a summary of BNA's current investment objective, policies and strategies, see page 49. As a result of the past restructuring, BNA is subject to new or additional risks and has a new portfolio management team. For a discussion of these risks and a list of these new portfolio managers, see Appendix A.

                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE- Mortgage instruments with interest rates that BACKED SECURITIES (ARMS): adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:     Securities  backed by various types of  receivables
                             such as automobile and credit card receivables.

CLOSED-END FUND:             Investment  vehicle which initially  offers a fixed
                             number of shares  and  trades on a stock  exchange.
                             The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE      Mortgage-backed  securities which separate mortgage
OBLIGATIONS (CMOS):          pools   into   short-,   medium-,   and   long-term
                             securities with different priorities for receipt of
                             principal and interest.  Each class is paid a fixed
                             or floating rate of interest at regular  intervals.
                             Also    known    as     multiple-class     mortgage
                             pass-throughs.

COMMERCIAL MORTGAGE          Mortgage-backed  securities  secured  or  backed by
BACKED SECURITIES (CMBS):    mortgage loans on commercial properties.

DISCOUNT:                    When a Trust's net asset value is greater  than its
                             market price the fund is said to be trading at a discount.

DIVIDEND:                    Income  generated by  securities in a portfolio and
                             distributed to shareholders after the deduction of expenses. The Trusts declare and pay dividends on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders  may elect to have all  dividends  and
                             distributions   of  capital   gains   automatically
                             reinvested into additional shares of the Trusts.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA:                        Government  National Mortgage  Association,  a U.S.
                             Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:       Securities   issued  or   guaranteed  by  the  U.S.
                             Government,    or   one   of   its    agencies   or
                             instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:    Mortgage  securities  including  CMBS that  receive
                             only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING             Mortgage  instruments  with  coupons that adjust at
RATE  MORTGAGE:              periodic  intervals  according  to a formula  which
                             sets inversely with a market level interest rate index.

MARKET PRICE:                Price  per  share  of a  security  trading  in  the
                             secondary market. For each Trust, this is the price at which one share of a Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:       A mortgage  dollar roll is a transaction in which a
                             Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date.
                             During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:      Mortgage-backed  securities  issued by Fannie  Mae,
                             Freddie Mac or Ginnie  Mae.

NET ASSET VALUE (NAV)        Net asset  value is the total  market  value of all
PER SHARE:                   securities  and other assets held by a Trust,  plus
                             income  accrued  on  its  investments,   minus  any
                             liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                             Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                             STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:   Mortgage securities that receive only the principal
                             cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:               Mortgages for  multi-family,  low- to middle-income
                             housing.

PREMIUM: When a Trust's market price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                   Securities issued in connection with collateralized
                             mortgage  obligations that generally  represent the
                             excess   cash   flow  from  the   mortgage   assets
                             underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE           In a reverse repurchase agreement,  the Trust sells
AGREEMENTS:                  securities  and  agrees  to  repurchase  them  at a
                             mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED     Arrangements in which a pool of assets is separated
SECURITIES:                  into two classes that receive different proportions
                             of the interest and principal distributions from underlying mortgage-backed securities. IO's and
                             PO's are examples of strips.

                                   APPENDIX A
--------------------------------------------------------------------------------

NEW RISK FACTORS

     As a result of the restructuring, investment in BNA now involves the following additional risk factors:

     INVESTMENT OBJECTIVE. There can be no assurance that BNA will achieve its investment objective.

     MARKET PRICE OF SHARES. The shares of closed-end investment companies such as BNA trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value. There can be no assurance that as a result of the restructuring BNA will trade at, above or below its net asset value or that, if it trades at a discount, the discount will be smaller than the discounts at which BNA historically has traded prior to the restructuring. As a result of the restructuring, some shareholders may elect to sell their shares, whereas as other shareholders or potential shareholders may elect to purchase shares. If the restructuring causes more shares to be sold than purchased, the trading price for BNA's shares generally would go down and, all other things being equal, the discount would widen. There can be no assurance that such an imbalance will not occur or, if it does occur, how long it may last.

     CREDIT RISK. Credit risk is the risk that one or more bonds in BNA's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. Under normal market conditions, BNA will invest at least 75% of its total assets (after accounting for liabilities) in bonds that are rated Baa/BBB or higher at the time of the invest-ment. BNA may invest up to 25% (measured at the time of investment) of its total assets in bonds that are rated Ba/BB or below or that are unrated but judged to be of comparable quality by BlackRock Advisors, Inc. As a result, BNA may be subject to greater credit risk than it was subject to prior to the restructuring.

     HIGH YIELD RISK. BNA may invest up to 25% of its total assets (after accounting for liabilities) in below investment grade securities commonly known as "junk bonds." As a result, BNA is subject to the increased risks associated with lower grade securities. Lower grade securities are subject to greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities tends to be more volatile than investment grade securities.

     FOREIGN RISKS. BNA may invest up to 10% of its total assets (after accounting for liabilities) in foreign securities, including Canadian issuers. Although fewer of BNA's investments are invested in foreign securities than was the case prior to the restructuring, BNA may be subject to risks of investing in foreign countries that are not usually associated with investments in U.S. or Canadian issuers. These risks can include foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. These risks will be greater for investments in emerging market countries.

     EMERGING MARKET RISK. BNA may invest in issuers located in emerging markets which will subject BNA to increased risks associated with emerging markets investing. Investing in securities of issuers based in emerging markets entails all of the risks of investment in securities of foreign issuers to a heightened degree. These heightened risks include: ( i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and
(iii) certain national policies which may restrict BNA's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

     MORTGAGE-RELATED INVESTMENT RISK. BNA may invest a portion of its assets in mortgage-related securities. The yield and maturity characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-related securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by BNA will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-related security's total return and maturity may be difficult to predict precisely.

     CURRENCY RISK. BNA may invest a smaller portion of its portfolio in securities denominated in currencies other than the U.S. dollar than it did before the restructuring. Because BNA invests a smaller percentage of its assets in foreign securities than it did previously, it will be subject to foreign currency risk to a lesser extent than before. BNA, however, may be exposed to currency risk with respect to currencies other than the Canadian dollar. As a result, BNA will continue to be affected by changes in foreign currency exchange rates (and exchange control regulations) which would affect the value of investments in BNA and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of BNA's assets denominated in that currency and BNA's yield on such assets. In addition, BNA will incur costs in connection with conversions between various currencies. BNA intends to sell all or substantially all of its Canadian securities. The value of these Canadian securities will be effected by the value of the Canadian dollar in relation to the U.S. dollar at the time of their sale.

NEW PORTFOLIO MANAGERS

     As a result of the restructuring, the following individuals are now portfolio managers for BNA:

     KEITH ANDERSON, Managing Director and Chief Investment Officer, Fixed Income of BlackRock, Inc. and its predecessor entities, is co-head of the Fixed Income Operating Committee, and Chairman of the Investment Strategy Group since 1988.

     Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity he coordinates a team of thirty-one portfolio managers and more than twenty-five credit and quantitative analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide.

     Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, D.C. with the Secretary and Staff of the U.S. Treasury to advise them on the financings and management of the Federal debt. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and portfolio manager at Criterion Investment Management Company where he had primary responsibility for a $2.8 billion fixed income portfolio.

     Mr. Anderson has authored numerous articles on fixed income strategies, including two articles in THE HANDBOOK OF FIXED INCOME OPTIONS: Scenario
Analysis and the Use of Options in Total Return Portfolio Management and Measuring, Interpreting, and Applying Volatility within the Fixed Income Market.

     ROBERT S. KAPITO, Vice Chairman of BlackRock, Inc., and its predecessor entities since 1988, Mr. Kapito is also Head of the Portfolio Management Group, and is a member of the Investment Strategy Group. Mr. Kapito is responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.

     In addition, Mr. Kapito plays a key role in coordinating the efforts of the analytical and administrative groups with the Portfolio Management Group. He is also involved in marketing and managing several of BlackRock's funds. Mr. Kapito serves as a President and a Director for BlackRock's family of closed-end mutual funds and a Vice President for the Smith Barney Adjustable Rate Government Income Fund.

     Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito joined First Boston in 1979 in the Public Finance Department. Mr. Kapito left First Boston to complete his MBA degree and returned to the firm in 1983 in the Mortgage
Products Group. While with this Group, Mr. Kapito initially traded mortgage securities and then became the head trader of collateralized mortgage obligations (CMOs). Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe.

     MICHAEL P. LUSTIG, Managing Director and portfolio manager, is a member of the Investment Strategy Group. Mr. Lustig is responsible for managing the firm's taxable closed-end funds and derivative products effort. Previously, Mr. Lustig developed analytical models for security and portfolio analysis, assisted in the structuring of BlackRock's mutual funds and analyzed the asset/liability structure of client portfolios.

     Prior to joining BlackRock in 1989, Mr. Lustig was an associate in the Financial Strategies and Investment Analysis Division of Security Pacific Merchant Bank. Mr. Lustig joined Security Pacific in 1986 and was responsible for developing models to trade derivative products including caps, floors, swaps, callable/putable bonds, futures and options.

     Mr. Lustig earned a BA degree in computer science and art history from Columbia University in 1986.

     DENNIS M. SCHANEY, Managing Director, is a portfolio manager and member of the Investment Strategy Group. Mr. Schaney has primary responsibility for BlackRock's high yield business and is co-head of taxable credit research.

     Prior to joining BlackRock in 1998, Mr. Schaney spent nine years with Merrill Lynch where he was a Managing Director in the firm's Global Fixed Income Research and Economics Department. During the time that Mr. Schaney managed Merrill's Corporate and Municipal Bond Research Departments, the group became the top-ranked Fixed Income Research Department according to industry polls. Mr. Schaney's specific sector specialties included the media, entertainment, and cable sectors for both the high yield and investment grade markets for which he was named to Institutional Investor's All American Fixed Income Team for five of the last six years. In addition, throughout his career, Mr. Schaney has covered the auto, transportation, technology and aerospace industries. Mr. Schaney began his investment career with Standard and Poor's, followed by four years with The First Boston Corporation; two years as an analyst in the firm's Fixed Income and Research Department and two years as a Vice President in the firm's Investment Banking Department.

     Mr. Schaney earned a BS degree in finance from the University of Bridgeport and an MS degree in financial management from Fairfield University. He is a member of the Fixed Income Analyst Society.

     BRUCE W. REPASY, Director since 2001, and has been a portfolio manager, and a member of BlackRock's Investment Strategy Group since joining in 1999 as a Vice President. Mr. Repasy is primarily responsible for managing BlackRock Specialized Asset Management portfolios.

     Immediately prior to joining BlackRock in 1999, Mr. Repasy spent seven years as an Assistant Vice President and portfolio manager for institutional assets at PNC. He assumed his role at PNC in 1994 and was involved in the management of fixed rate securities including corporate bond, government bond, asset backed, and mortgage backed securities. Previously, he was a compliance Examiner for the United States Securities and Exchange Commission specializing in mutual fund and investment advisor oversight. Mr. Repasy began his investment career in 1985 as an operations assistant at Prudential Insurance Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           BlackRock Closed-End Funds

Directors/Trustees
   Ralph L. Schlosstein, CHAIRMAN(1)
   Andrew F. Brimmer
   Richard E. Cavanagh
   Kent Dixon
   Frank J. Fabozzi
   Robert S. Kapito1
   James Clayburn La Force, Jr.
   Walter F. Mondale

Officers
   Robert S. Kapito, PRESIDENT(1)
   Richard M. Shea, VICE PRESIDENT/TAX
   Henry Gabbay, TREASURER
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY

Investment Advisor
   BlackRock Advisors, Inc.
   100 Bellevue Parkway
   Wilmington, DE 19809
   (800) 227-7BFM

Sub-Advisor(2)
   BlackRock Financial Management, Inc.
   40 East 52nd Street
   New York, NY 10022

Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171

Transfer Agent
   EquiServe Trust Company, N.A.
   150 Royall Street
   Canton, MA 02021
   (800) 699-1BFM

Independent Accountants
   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

Legal Counsel
   Skadden, Arps, Slate, Meagher & Flom LLP
   Four Times Square
   New York, NY 10036

Legal Counsel - Independent Directors/Trustees
   Debevoise & Plimpton
   919 Third Avenue
   New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

--------------------------------------------------------------------------------
BlackRockAdvisors, Inc.(3)               Prudential Investments LLC(3)
100 Bellevue Parkway                     Gateway Center Three
Wilmington, DE 19809                     100 Mulberry Street
(800) 227-7BFM                           Newark, NJ 07102-4077
     BlackRock Core Bond Trust           (800) 227-7BFM
     BlackRock Strategic Bond Trust           BlackRock High Yield Trust
                                              BlackRock Income Opportunity Trust

----------
(1) Laurence D. Fink has resigned his positions as Director/Trustee and Chairman of the Boards effective August 22, 2002, and will continue as Chairman and Chief Executive Officer of BlackRock, Inc. and Chief Executive Officer of BlackRock Advisors, Inc. The Board of Directors/Trustees elected Ralph L. Schlosstein as the new Chairman of the Boards, elected Robert S. Kapito as the new President of the Trusts and appointed Robert S. Kapito as a new Director/Trustee of the Boards effective August 22, 2002.

(2)  For BlackRock Core Bond Trust and BlackRock Strategic Bond Trust only.

(3) Provides administrative services for the Trusts listed directly below its name.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 227-7BFM.

================================================================================

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

                                                                [BLACKROCK LOGO]